SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NewAlliance Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Peyton R. Patterson	195 Church Street
Chairman, President,	New Haven, CT 06510
Chief Executive Officer	www.newalliancebank.com

March 11, 2010

To the Shareholders of
NewAlliance Bancshares, Inc.:

You are cordially invited to attend the NewAlliance Bancshares, Inc. Annual Meeting of Shareholders to be held on Tuesday, April 20, 2010, at 10:00 a.m., at the Crowne Plaza Cromwell, 100 Berlin Road, Cromwell, Connecticut.

At the annual meeting, you will be asked to: (i) elect four directors to serve for three-year terms; (ii) ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares, Inc.’s independent auditors for the current year; and (iii) transact any other business that properly comes before the annual meeting or at any adjournment of the meeting.

The Board of Directors unanimously recommends that you vote FOR the election of all the Board’s nominees for election as directors and FOR the ratification of NewAlliance Bancshares, Inc.’s independent auditors. NewAlliance encourages you to read the accompanying proxy statement, which provides information regarding NewAlliance and the matters to be voted on at the annual meeting. NewAlliance has also enclosed copies of the Company’s 2009 Annual Report on Form 10-K and related information.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, you may vote your common shares via a toll-free telephone number or on the internet or you may complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If you attend the meeting and prefer to vote in person, you may do so. If your shares are registered in your own name, and you intend to attend the annual meeting in person, please check the appropriate box on the attached proxy card.

Sincerely,

Peyton R. Patterson

NEWALLIANCE BANCSHARES, INC.
195 CHURCH STREET
NEW HAVEN, CONNECTICUT 06510
(203) 789-2814

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

APRIL 20, 2010

To the Shareholders of
NewAlliance Bancshares, Inc.

The 2010 Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. will be held on Tuesday, April 20, 2010, at 10:00 a.m., local time, at the Crowne Plaza Cromwell, 100 Berlin Road, Cromwell, Connecticut, for the following purposes:

1.	To elect four directors to serve until the 2013 Annual Meeting of Shareholders (Proposal 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares, Inc.’s independent auditors for the fiscal year ending December 31, 2010 (Proposal 2); and

3.

To transact any other business that properly comes before the annual meeting or at any adjournment of the meeting, in accordance with the determination of a majority of NewAlliance’s board of directors.

Shareholders of record at the close of business on Monday, March 8, 2010 will be entitled to vote at the annual meeting or at any adjournment of the annual meeting.

NewAlliance’s Board hopes that you will attend the meeting. Whether or not you plan to attend, please complete, date, sign and return the enclosed proxy card in the accompanying envelope. Your prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

By Order of the Board of Directors,

Judith E. Falango
First Vice President and Secretary

New Haven, Connecticut
March 11, 2010

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, THE INTERNET OR BY MAIL.

NEWALLIANCE BANCSHARES, INC.
195 CHURCH STREET
NEW HAVEN, CONNECTICUT 06510
(203) 789-2814
______________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

APRIL 20, 2010
_____________________

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement contains information about the 2010 Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. The annual meeting will be held on Tuesday, April 20, 2010, at 10:00 a.m., local time, at the Crowne Plaza Cromwell, 100 Berlin Road, Cromwell, Connecticut. The proxy statement, together with the enclosed proxy card, is being mailed or given to shareholders on or about March 11, 2010.

The annual meeting has been called for the following purposes: (i) to elect four directors to serve until the 2013 Annual Meeting of Shareholders (Proposal 1); (ii) to ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares, Inc.’s independent auditors for the year ending December 31, 2010 (Proposal 2); and (iii) to transact any other business that properly comes before the annual meeting or at any adjournment of the meeting.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewAlliance Bancshares, Inc., which is also referred to as NewAlliance or the Company in this proxy statement, for use at the annual meeting and at any adjournment of that meeting. If you vote using the enclosed proxy, your shares will be voted in accordance with the instructions indicated. Executed but unmarked proxies will be voted FOR the election of the Board’s nominees as directors, and FOR the ratification of the appointment of the Company’s independent auditors. Except possibly for procedural matters incident to the conduct of the annual meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the annual meeting. If any other matters are properly brought before the annual meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which NewAlliance did not have notice at least 30 days prior to the date of the annual meeting.

Your presence at the annual meeting will not automatically revoke your proxy. You may, however, revoke a proxy at any time before it is voted, as follows:

•

Deliver either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Judith E. Falango, First Vice President and Secretary, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510;

•	Ms. Falango can be reached by e-mail at investorrelations@newalliancebank.com;

•	Re-vote by telephone or on the internet; or

•	Attend the annual meeting and vote in person.

The cost of soliciting proxies for the annual meeting will be borne by NewAlliance. In addition to use of the mails, proxies may be solicited personally or by telephone or telecopy by directors, officers and employees, who will not be specially compensated for such activities. NewAlliance also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from those beneficial owners and NewAlliance will reimburse those holders for any reasonable expenses that they incur.

NewAlliance has retained Morrow & Co., LLC, a professional proxy soliciting firm, to assist in the solicitation of proxies for a fee of $6,000, plus reimbursement of certain out-of-pocket expenses. Morrow & Co., LLC will answer any inquiries from the Company’s shareholders about this proxy statement, the proxies, the annual meeting and how to vote your shares. If you need additional copies of the proxy material or have any questions, you should contact:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902

Shareholders, please call: (800) 607-0088. Banks and brokerage firms and all others, please call: (203) 658-9400.

Who Can Vote

You will be entitled to vote your shares of NewAlliance common stock at the annual meeting if you were a shareholder of record at the close of business on March 8, 2010. As of that date, there were 10,532 holders of record of the 105,971,903 shares of common stock outstanding and entitled to vote at the meeting. You are entitled to one vote on each proposal voted on at the meeting for each share of common stock that you held on March 8, 2010. There is no cumulative voting.

Voting

If you hold your common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock as follows:

•	Call the toll-free telephone number listed on the proxy card;

•	Access the internet website listed on the proxy card;

•	Sign, date and mail the proxy card in the enclosed postage-paid envelope; or

•	Attend the annual meeting and vote in person.

If your common stock is held by a broker, bank or other nominee (i.e., in street name), you should receive instructions from that person or entity that you must follow in order to vote your shares of common stock. It is important to provide your broker, bank or other nominee with voting instructions. You also will be able to vote your shares by telephone or internet.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares of common stock in accordance with your instructions. If you submit a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors. If you have questions regarding the voting of your shares, please call the proxy solicitor, Morrow & Co., LLC at the number listed above.

Vote by Telephone

You can vote your shares of common stock by telephone by calling the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Daylight Time on April 19, 2010. Easy-to-follow voice prompts will allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Vote by Internet

You can also choose to vote your shares via the internet. The website for internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Daylight Time on April 19, 2010. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the internet, you do not need to return your proxy card.

Vote by Mail

You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

Vote in Person

If you attend the annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Quorum

The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting for the election of directors and the ratification of the appointment of the independent auditors.

Votes Required

The number of votes required to approve the proposals that are scheduled to be presented at the meeting is as follows:

Proposal		Required Vote
1.	Election of four directors	For each nominee, a plurality of the votes cast for such nominee.

2.	Ratification of the appointment of the Company’s independent auditor	A majority of the votes cast on the proposal.

Shareholders’ votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election for the annual meeting.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. A broker non-vote occurs when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine”. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instruction, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Unlike in years past, the election of directors this year is considered a “non-routine” matter pursuant to a recent rule change at the New York Stock Exchange. Therefore, if you do not provide your broker or nominee with voting instructions with regard to the election of directors, your broker or nominee will not be able to vote your shares on the director vote. Broker non-votes will not be counted as votes cast. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

A copy of NewAlliance’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 accompanies this Proxy Statement. NewAlliance is required to file the Annual Report on Form 10-K with the Securities and Exchange Commission. You may also view NewAlliance’s Annual Report on Form 10-K on NewAlliance’s website at www.newalliancebank.com/investor/secdocs.

GOVERNANCE OF NEWALLIANCE

General

NewAlliance Bancshares is the holding company for NewAlliance Bank. The Board of Directors at NewAlliance Bancshares and NewAlliance Bank have the same members, and the Boards oversee the business affairs and management of NewAlliance Bancshares and NewAlliance Bank. For convenience, the two Boards are referred to as the Board in the following disclosures. The Board currently consists of 12 members, only one of whom, Ms. Patterson, the Chairman, President and Chief Executive Officer, is a member of management. All the non-management directors are “independent” under New York Stock Exchange rules.

The Board has determined not to separate the offices of Chairman of the Board and Chief Executive Officer. The Chair of the Governance Committee of the Board of Directors, Ms. McNamara, elected by the independent directors, serves as the Lead Director. The Governance Committee reviews the effectiveness of the Lead Director on an annual basis and makes recommendations to the full Board for filling that position.

The Board has delegated some of its responsibilities to its five Board committees, as described below.

Board Leadership Structure and the Board’s Role in Risk Oversight

Governance. Ms. Patterson generally conducts all Board meetings. She also attends, but does not conduct, most Board Committee meetings. Ms. McNamara is consulted on the agenda for Board meetings and is responsible for developing the agenda for the private executive sessions of the Board which Ms. Patterson does not attend. Ms. McNamara chairs the private executive sessions, and debriefs Ms. Patterson on matters arising during such sessions.

The responsibilities and duties of the Lead Director are set out in the Charter of the Governance Committee. The Lead Director serves as a focal point of discussion among the non-management directors on key issues and concerns outside of Board meetings. She serves as a limited (though by no means exclusive) channel to communicate to the Chairman, President and Chief Executive Officer any issues, views or concerns on the minds of the non-management directors. Similarly, the Lead Director can serve to provide feedback from the Chairman, President and Chief Executive Officer to the non-management directors. The Lead Director may also gather input from the non-management directors on Board agendas and information and discuss such matters with the Chairman, President and Chief Executive Officer. This process ensures that agendas are focused on issues of importance to the non-management directors and that they are receiving the information they need to address agenda items. The Lead Director plays no role in NewAlliance operations or management.

The Board has determined that a combined Chairman and Chief Executive Officer structure is best for NewAlliance at this time. Combining the positions promotes clarity of leadership. It is the predominant form of governance for large companies in the United States. The Board is not aware of any conclusive evidence that companies are more effective when the positions of Chairman and Chief Executive Officer are divided. The structure is consistent with law, New York Stock Exchange requirements and best governance practices. The structure promotes effective communication between Ms. Patterson who, as Chief Executive Officer, has the most intimate knowledge of NewAlliance’s operations, and the entire Board, with such communication being facilitated, as necessary, by Ms. McNamara, as Lead Director. Meeting schedules are approved by the full Board and special meetings of the Board can be called by the Directors themselves (one-third or more of the members may call a special meeting). The Governance Committee reviews this leadership structure and other governance issues on an annual basis.

Risk Oversight. The Board has the primary responsibility for risk oversight. The Board reviews and Management implements an appropriate risk management system to manage risks (i.e., to identify, assess, mitigate, monitor and communicate risks). Management is responsible for identifying and assessing for the Board major risks potentially affecting the business of NewAlliance. The Board annually establishes risk tolerance levels and reviews options, as necessary, for addressing or mitigating risks. Management assists the Board in these responsibilities in a variety of ways, including performing an annual risk assessment under the leadership of Executive Vice President and Chief Risk Officer, Koon-Ping Chan and seeing that effective and appropriate risk mitigation is in place. The Board and the Audit, Compliance and CRA Committee support and provide oversight to Management in the performance of these tasks. The annual risk assessment produced by Mr. Chan is a comprehensive and highly structured analysis that identifies risks inherent to NewAlliance’s business, characterizes the levels of risk and identifies risk mitigants. The Board’s oversight is also assisted by standing Board committees in addressing the risks inherent in their respective areas of oversight. The Board provides effective risk oversight through this system of management and the Board committee structure and processes.

As a regulated banking institution, NewAlliance is examined periodically by federal and state banking authorities. The results of these examinations are presented to the full Board. Identified issues from such examinations are tracked by Management and compliance is reported to and reviewed by the Audit, Compliance and CRA Committee. These examinations, in addition to the internal Compliance Department reports and Internal Audit reports, are reviewed by the Audit, Compliance and CRA Committee and, if appropriate, the full Board, and serve as additional risk management tools overseen by the Board. The Compensation Committee also incorporates risk considerations into executive incentive compensation plans.

The Governance Committee. The Committee assists the Board in the development and oversight of corporate governance policies and practices, Board composition, director nominations, the annual evaluation of the performance of the Board of Directors and its committees, and related matters. The Governance Committee consists of four directors, each of whom is “independent” in accordance with the rules of the New York Stock Exchange and NewAlliance’s Corporate Governance Guidelines.

The Governance Committee operates under a Governance Committee Charter and Guidelines, each of which can be found on NewAlliance’s website by clicking on the “Investors” tab and then clicking on the link entitled “Governance Documents” at www.newalliancebank.com. These documents also can be requested in print by calling or writing to Judith E. Falango, First Vice President and Secretary, at (203) 789-2814 or (800) 892-2096,

NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango can be reached by e-mail at: investorrelations@newalliancebank.com.

Independence of NewAlliance’s Board of Directors and Members of Its Committees

It is the policy of the Board of Directors that a majority of its directors be independent within the meaning of applicable laws and regulations, the listing standards of the New York Stock Exchange and NewAlliance’s Corporate Governance Guidelines. The Governance Committee reviews the independence of Board members on an ongoing basis and, at least once a year, makes a determination of each director’s independence against the independence criteria and delivers a report to the Board.

The Board of Directors has affirmatively determined that all of the directors nominated for re-election at the annual meeting and all of the directors whose terms continue, with the exception of Peyton R. Patterson, the Chairman, President and Chief Executive Officer, are independent. The Board based these determinations primarily on a review by the Governance Committee of written responses from the directors to a questionnaire requiring information relevant to the determination of independence and eligibility for committees as prescribed by New York Stock Exchange and Securities and Exchange Commission rules. Ms. Patterson is ineligible to be an independent director due to her employment at NewAlliance.

The Board of Directors has also affirmatively determined that three of the Board’s committees, the Audit, Compliance and CRA Committee, the Compensation Committee, and the Governance Committee, are comprised entirely of independent directors within the meaning of applicable laws and regulations, the listing standards of the New York Stock Exchange and NewAlliance’s Corporate Governance Guidelines.

Independence Standards

The Governance Committee has established a Director Independence Determination Policy in order to make its determinations regarding independence of directors. For a director to be considered independent, the Committee must determine that the director has no material relationship with NewAlliance, either directly or as a partner, shareholder or officer of an organization that has a relationship with NewAlliance. The Committee has established the following guidelines to assist it in determining director independence in accordance with New York Stock Exchange rules:

1.        A NewAlliance director who is an employee, or whose immediate family member is an executive officer, of NewAlliance is not independent until three years after the end of the employment relationship.

2.        A NewAlliance director who receives, or whose immediate family member receives, other than in a non-executive officer employee capacity, more than $120,000 per year in direct compensation from NewAlliance is not independent. Director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service, is not counted for the purposes of the prior sentence. This preclusion expires three years after a director ceases to receive from NewAlliance compensation in excess of $120,000 per year.

3.        A NewAlliance director who (a) is a current partner or employee of the Company’s internal or external auditor; (b) has an immediate family member who is a current partner of the Company’s internal or external auditor; (c) has an immediate family member who is a current employee of the Company’s internal or external auditor and personally works on the Company’s audits; or (d) was, or has an immediate family member who was, within the last three years a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit within that time is not independent.

4.        A NewAlliance director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service of the employment relationship.

5.        A NewAlliance director who is currently an executive officer or an employee, or whose immediate family member is currently an executive officer, of a company that makes payments to or receives payments from NewAlliance for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenue, is not independent until three years after falling below such threshold.

Under the Policy, the following “safe harbor” commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence: (i) if a director is indebted to NewAlliance Bank or any of its affiliates, directly or indirectly through affiliates in an amount that would not exceed the loan limitations of Federal Reserve Board Regulation O; and (ii) if a NewAlliance director serves as an executive officer of a charitable organization, and NewAlliance’s discretionary charitable contributions to the organization are less than 2% of that organization’s annual revenue. A commercial relationship in which a director is an executive officer of another company that owns a common stock interest in NewAlliance will not be considered to be a material relationship which would impair a director’s independence. For relationships outside the safe harbor guidelines, if any, the determinations of whether the relationship is material or not, and therefore whether a director is independent, would be made by the Governance Committee. No such relationships needed to be considered in the Governance Committee’s most recent reviews.

Meetings of the Board of Directors and Its Committees

The Board of Directors generally meets on a monthly basis and may hold additional special meetings. During 2009, the Boards of NewAlliance and/or NewAlliance Bank held 11 regular meetings and two special meetings. In addition, there were meetings during 2009 of the various committees of the Board of Directors. During 2009, each of the directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by all committees on which he or she served.

Director Attendance at Annual Meetings of Shareholders

NewAlliance has a policy encouraging each member of the Board to attend the annual meeting. NewAlliance expects all directors to attend the annual meeting. In 2009, all directors attended the annual meeting.

Committees of the Board of Directors

The Board of Directors of NewAlliance Bancshares has three committees: the Audit, Compliance and CRA Committee, the Compensation Committee, and the Governance Committee. Each of those committees is a joint committee of NewAlliance and NewAlliance Bank and is comprised solely of independent directors within the meaning of the rules of the New York Stock Exchange and the Securities and Exchange Commission. NewAlliance Bank has two additional Board committees, the Trust Committee and the Loan Committee. The Board of Directors may, by resolution, designate one or more additional committees.

The Audit, Compliance and CRA Committee consists of Ms. Coady and Messrs. Lyons, Rosenberg, Rossi and Woodson, with Mr. Woodson serving as Chair. The Audit, Compliance and CRA Committee operates under a charter that requires the Committee to perform various functions prescribed under the New York Stock Exchange’s corporate governance requirements. The Committee generally oversees the independent auditor relationship, the internal audit and compliance functions and Community Reinvestment Act performance. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website by clicking on the “Investors” tab and then clicking on the link entitled “Governance Documents” at www.newalliancebank.com. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.” Each member of the Audit, Compliance and CRA Committee meets the independence requirements of the rules of the New York Stock Exchange and the Securities and Exchange Commission. The Board has determined that each member of the Committee is “financially literate” as that term is used by the New York Stock Exchange and that Mr. Lyons, Ms. Coady, Mr. Rossi and Mr. Woodson are “audit committee financial experts,” as that term is defined by the Securities and Exchange Commission. The Audit, Compliance and CRA Committee met nine times during 2009.

The Compensation Committee consists of Messrs. Anderson, Highsmith, Marziali and Zaccagnino, with Mr. Marziali serving as Chair. The Compensation Committee oversees executive officer compensation, makes recommendations on director compensation, and reviews and monitors certain employee benefit plans. The Chair of the Compensation Committee leads the annual evaluation of the performance of the Chairman, President and Chief Executive Officer in accordance with performance objectives established at the start of the year and, in conjunction with the Lead Director, meets with the Chairman, President and Chief Executive Officer to provide feedback on the annual evaluation. The Compensation Committee has engaged outside advisors to assist in its deliberations, as appropriate. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website by clicking on the “Investors” tab and then clicking on the link entitled “Governance Documents” at

www.newalliancebank.com. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.” The Compensation Committee met 10 times during 2009.

The Governance Committee consists of Ms. McNamara and Messrs. Lyons, Woodson and Zaccagnino, with Ms. McNamara serving as Chair. The Governance Committee is responsible for, among other things, developing, overseeing and regularly reviewing NewAlliance’s Corporate Governance Guidelines and related policies, establishing criteria for the recruitment of directors, making recommendations for the nomination of directors to the full Board, overseeing the annual self-assessment of the Board and its committees, and implementing any action plans for further enhancement of the Board’s effectiveness derived from discussions of the results of the self-assessment with the full Board. The Chair of the Governance Committee serves as Lead Director, in accordance with the NewAlliance Corporate Governance Guidelines. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website by clicking on the “Investors” tab and then clicking on the link entitled “Governance Documents” at www.newalliancebank.com. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.” The Governance Committee met 10 times during 2009.

The Loan Committee consists of Ms. Coady, Ms. Flanagan and Messrs. Highsmith, Marziali and Rossi, with Ms. Coady serving as Chair. The Loan Committee reviews and approves certain loans and related matters in accordance with NewAlliance Bank’s loan policy. The Loan Committee met 11 times during 2009.

The Trust Committee consists of Ms. Flanagan and Messrs. Anderson, Rosenberg and Rossi, with Mr. Anderson serving as Chair. The Trust Committee oversees the trust activities of NewAlliance Bank and its subsidiaries. The Trust Committee met four times during 2009.

Selection of Nominees for the Board of Directors

The Governance Committee is responsible for identifying and recruiting director candidates. It submits recommendations with respect to the nomination of potential directors for consideration by the independent directors of the Board. Board candidates are selected based upon their character and track record of accomplishments in leadership roles as well as their professional and corporate experience, skills and expertise. The Board seeks to align Board composition with NewAlliance Bank’s strategic direction so that Board members bring skills, experience, and backgrounds that are relevant to the key strategic and operational issues that they will review, oversee, and approve.

The composition of the Board has remained relatively stable since NewAlliance became a public company in 2004. There have been four retirements since 2004 and two replacements were added in 2006. When seeking new Board candidates, the Governance Committee may solicit suggestions from incumbent directors, members of senior management, shareholders and, if appropriate, third-party search firms. The Committee reviews the qualifications and experience of each candidate. If an opening exists, and the Committee believes a candidate would be a valuable addition to the Board, it submits its recommendation to the Board for consideration by the independent directors of the Board.

The Governance Committee also reviews and makes recommendations to the Board regarding the re-nomination of each of the Company’s current directors based on the director’s performance and the applicability and relevance of his or her background, skills and experience to the Company’s corporate strategy at that time. There are no term limits for directors, other than a policy that Board members are considered to have retired from the Board at the next annual meeting after the date on which they reach the age of 72.

NewAlliance does not have a diversity policy relating to Board membership, nor has it articulated a specific definition of diversity in this context. NewAlliance does, however, consider community leadership and diversity, in addition to the skills and experiences described above, when reviewing and selecting new Board candidates. For example, if there were multiple candidates with equivalent skills and experiences being considered for a Board seat, the Board would give preference to the candidate who demonstrates diversity and/or community leadership. The Board looks at diversity in terms of the collective backgrounds of the entire Board and the characteristics of the communities served by NewAlliance.

Each nominee for election as a director at the annual meeting described below under “Election of Directors - - Nominees and Directors” was recommended to the Board by the Governance Committee in accordance with the procedures set forth above. In determining to recommend re-election of those directors whose terms expire in 2010, the Governance Committee reviewed the specific credentials of the four nominees and the collective skill set and experience of the Board. Although the Committee and Board considered all aspects of the nominees’ credentials and experience, the following attributes were influential in their determinations:

Mr. Highsmith is an entrepreneurial business executive who founded and was President and Chief Executive Officer of a specialty packaging company based in the New Haven area that grew to become one of the nation’s leading producers of paperboard packaging. In 2009, he merged his company with PaperWorks Industries, to form the third largest integrated recycled paperboard packaging company in North America, where he assumed the role of Vice Chairman of the Board. He also has long been active in numerous New Haven based non-profit and community organizations. Mr. Highsmith also serves on the New England Community Development Advisory Council of the Federal Reserve Bank of Boston.

Mr. Rossi is the former President and Chief Executive Officer of Tolland Bank and its holding company, Alliance Bancorp of New England, Inc., which NewAlliance acquired in 2004. In addition, Mr. Rossi previously served as President and Chief Executive Officer of Financial Federal Savings Bank of Hartford, Connecticut. His experience as the Chief Executive Officer of Alliance Bancorp of New England, Inc., a public company, provides him with insights valuable to NewAlliance with respect to the market served by the former Tolland Bank. He is a financial expert with public company experience.

Mr. Woodson is the former Chairman, President and Chief Executive Officer of a public utility based in New Haven. He was active in economic development initiatives in the region and remains interested in several emerging businesses in the area. He has been involved in several New Haven and Connecticut non-profit organizations. He is a financial expert and the Chair of the Audit, Compliance and CRA Committee and has considerable public company experience. His long service on the NewAlliance (2004)/New Haven Savings Bank Boards (2000) also provides him with a considerable historical perspective and familiarity with the Company’s business and markets.

Mr. Zaccagnino is the former President, Chief Executive Officer and director of a nationally recognized New Haven based healthcare system. He has been active in a number of New Haven area organizations and state and national health organizations. His CEO experience and community familiarity along with his long service on the NewAlliance (2004)/New Haven Savings Bank Boards (1992) provides him with a considerable historical perspective and familiarity with the Company’s business and markets. In addition, he is currently serving on the board of directors of another public company, Covidien PLC, and is a member of its Compliance Committee and Transactions Committee and Chair of its Nominating and Governance Committee.

The balance of the NewAlliance Board are currently serving terms that expire in 2011 and 2012. The Governance Committee and the Board do not consider the qualifications of these individuals annually, although the Board does conduct an annual evaluation process involving all Board members. In reviewing the candidates for nomination or re-nomination each year, the Board does consider the mix of talents and experience of the entire Board. Among other things, the Board considers the following qualities or experience of those members whose terms expire in 2011 or 2012 to be significant:

Mr. Anderson is the former director and President and Chief Operating Officer of Savings Bank of Manchester and officer/director of its public holding company, acquired by NewAlliance in 2004. In addition, he was the Chairman, Chief Executive Officer and President of Open Solutions, Inc., a software developer that was both publicly and privately owned during his involvement. OSI has numerous clients in the banking industry. Mr. Anderson currently works with developing companies as a director and/or advisor. He is a financial expert and is the Chair of the Trust Committee.

Ms. Coady is the founder, President and Chief Executive Officer of R.J. Julia Booksellers, Ltd. located in Madison, Connecticut and also is the founder of an on-line retailer, JustTheRightBook.com. In addition to this entrepreneurial experience, Ms. Coady practiced as a certified public accountant and was Partner of, and National Tax Director for, a national accounting firm and is a financial expert. She has served on the NewAlliance (2004)/New Haven Savings Bank Boards for an extended period (1995). She also is active in several New Haven area and national non-profits. She is the Chair of the Loan Committee.

Ms. Flanagan was a director of Savings Bank of Manchester since 1987 and its public holding company, Connecticut Bancshares, Inc. (2000). She served until her recent retirement in February 2010 as the Executive Director of the SBM Charitable Foundation, Inc. in Manchester,

Connecticut which serves many of the communities in Hartford, Tolland and Windham counties. Ms. Flanagan is an attorney with 30 years experience in corporate and government practice, having spent 20 years as Counsel at Connecticut Mutual Life Insurance Company and later Massachusetts Mutual Life Insurance Company, which included involvement in taxation, policy design and coordination of IRS and state audits.

Mr. Lyons is an owner and the President and Chief Executive Officer of a privately held business with international operations. He also has served on the NewAlliance (2004)/New Haven Savings Bank Boards for an extended period (1992). In addition, he is a certified public accountant and a financial expert, and currently serves or has served as director and Chair of various New Haven area non-profits, including present service as Chair of the NewAlliance Foundation. He formerly chaired NewAlliance’s Audit, Compliance and CRA Committee and is the former Chairman of the Board of Gaylord Hospital.

Mr. Marziali is an owner and the President and Chief Executive Officer of a privately held industrial business headquartered in Willimantic, Connecticut with international operations. He also served on the Savings Bank of Manchester Board and that of its public holding company, Connecticut Bancshares, Inc. (1999). Mr. Marziali is also a director of Allied Printing, located in Manchester, Connecticut. In addition, he has been involved in many community organizations, including Windham Hospital. He is the Chair of the Compensation Committee of which he has been a member since NewAlliance became a public company.

Ms. McNamara is the President of a New Haven based college. She also has served, and currently serves on several New Haven area non-profits. In addition, she is a long time member of the NewAlliance (2004)/New Haven Savings Bank Boards (1990). Her academic leadership position provides a unique perspective to the NewAlliance Board. She currently serves as the Chair of Yale New Haven Health System’s Board of Directors. Ms. McNamara is a former director of The Connecticut Health and Education Facilities Authority. She chairs the Governance Committee and serves as Lead Director.

Ms. Patterson is the Company’s Chairman, President and CEO since 2004 and its predecessor, New Haven Savings Bank since 2002. She is the one management director on the Board. She is active in several New Haven, State of Connecticut and national non-profits and industry organizations. She has 28 years of commercial and thrift banking experience with NewAlliance/New Haven Savings Bank, Dime Bancorp, Chemical Bank/Chase Manhattan and Corestates Financial Corporation of Pennsylvania and has had numerous leadership roles in various organizations. She has extensive experience in the areas of retail and business lending, retail banking, asset management, marketing and mergers and acquisitions.

Mr. Rosenberg formerly served as an executive in various positions in an international health care firm for over 30 years. His most recent position at this healthcare firm was at Bayer Healthcare as Senior Vice President, Executive Development. One of his roles was to coach and develop key executives for North American operations. He now provides consulting services to companies in that industry and others. He has served on the NewAlliance (2004)/New Haven Savings Bank Boards for an extended period (2000). He also has held Chair responsibilities in national industry and New Haven area non-profits.

Shareholder Nominations for the Board

NewAlliance’s Bylaws permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, a shareholder’s notice must be delivered or mailed to and received at NewAlliance’s principal executive offices not less than 90 days prior to the date of the meeting; provided, however, that in the event that less than 100 days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

The Governance Committee will consider candidates for director suggested by shareholders by applying the criteria for candidates described above and by considering the additional information required by NewAlliance’s Bylaws, which must be provided in a shareholder’s nomination notice. NewAlliance’s Bylaws require that the notice set forth (i) as to each nominee for election or re-election as a director, all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected under Securities and Exchange Commission rules; and (ii) as to the shareholder giving the notice: (A) the shareholder’s name and address, as they appear on NewAlliance’s books; (B) the class and number of shares of NewAlliance capital stock beneficially owned by the shareholder; (C) a representation that the shareholder is a holder of record of NewAlliance stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (D) a description of all arrangements or understandings between the shareholder and each nominee and any arrangements or understandings between the shareholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by the shareholder. At the request of the Board, any person nominated by the Board for election as a director must furnish to NewAlliance’s Secretary the same information required to be set forth in a shareholder’s nomination notice that pertains to the nominee.

In addition, under the Corporate Governance Guidelines, shareholders who recommend candidates for consideration by the Governance Committee to serve as directors should include in the notice required by the Bylaws described above:

•	The candidate’s name;

•	A detailed biography outlining the candidate’s relevant background, professional and business experience, community leadership and other significant accomplishments;

•	A statement by the shareholder outlining the reasons why the candidate’s skills, experience and background would make a valuable contribution to the Board; and

•

The names of a minimum of two references who have either worked with the candidate, served on a Board with the candidate or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member.

This information is similar to that considered by the Governance Committee when it considers the nomination of new Directors proposed through one or more Board members.

Board Composition

On an annual basis, the Board reviews the composition of the entire Board and seeks to align Board composition with the Company’s strategic direction so that Board members bring the skills, experience, and backgrounds that are relevant to the key strategic and operational issues that they will review and approve. Each individual Board member and Board nominee is expected to have certain minimum experience, qualifications, attributes and skills, including integrity and accountability, informed judgment, financial literacy, mature confidence, high performance standards, willingness to be a team player, decisiveness and community focus and involvement. In addition, the overall make-up of the Board is designed to ensure that the Board as a whole has certain core competencies, including financial expertise, CEO and senior management experience, public company experience, risk management experience, financial services experience, leadership qualities, executive compensation experience and strategic vision, development and monitoring experience.

Miscellaneous Matters

NewAlliance believes in having a strong, effective Board of Directors to lead the Company. The Board periodically devotes all or portions of its meetings to educational and strategic programs. In 2008 and 2009 the Board held educational sessions conducted by organizations approved for credit from RiskMetrics Group. The Board also meets annually at an off-site location for a retreat focusing on one or more topical subjects and at which outside consultants and experts make presentations. Each director is responsible for her/his own continuing education, which includes attendance at at least one RiskMetrics approved event each year, and the Governance Committee attempts to facilitate the process with recommendations for off-site opportunities as well as arranging any on-site opportunities. All directors are provided with subscriptions to multiple publications that focus on topics of interest to directors of public companies and/or banks. Directors have access to members of the Bank’s senior management team at all times. In addition, the Board has the authority to retain independent advisors as it deems appropriate at the Company’s expense. The Governance Committee also reviews director compensation recommendations before they are proposed to the full Board.

Communications with the Board

Pursuant to NewAlliance’s Corporate Governance Guidelines, interested parties, including shareholders, wishing to communicate directly with the Board or any independent directors should send written communications to:

Julia M. McNamara
Chair of the Governance Committee of the Board of Directors
NewAlliance Bancshares, Inc.
195 Church Street
New Haven, Connecticut 06510

Each communication will be reviewed by the Chair and discussed with the Governance Committee. After review, the Committee will determine an appropriate response or course of action to address any concern expressed in the communication, which may include discussing the matter raised with the Board as a whole, with the independent or non-management directors in private executive session, with the chief executive officer, and/or with other members of the senior management team, as appropriate.

Code of Conduct and Ethics

NewAlliance has adopted a Code of Conduct for Directors, a Code of Conduct for Senior Executive Financial Officers and an Employees Code of Conduct. Under the Code of Conduct for Directors, each director of NewAlliance and each director of NewAlliance’s subsidiaries is prohibited from taking any action that will violate any applicable law or regulation, from using NewAlliance assets for personal gain, or from engaging in any activities that create a conflict of interest between the director and NewAlliance, unless properly disclosed. In addition, the Code of Conduct for Directors requires all directors to adhere to the highest standards of ethical conduct, to maintain confidentiality of all information obtained while serving as directors, and to raise at the Board level issues which the director reasonably believes may place NewAlliance at risk. The Employees Code of Conduct is similar to the Code of Conduct for Directors and addresses additional operational areas and procedures.

The Code of Conduct for Senior Executive Financial Officers was adopted by the Board to promote honest and ethical conduct, proper disclosure of financial information in NewAlliance’s periodic reports, and compliance with applicable laws, rules, and regulations by NewAlliance’s senior officers who have financial responsibilities. The Code applies to the chief executive officer, chief financial officer and chief accounting officer.

Each Code can be found on the NewAlliance website by clicking on the “Investors” tab and then clicking on the link entitled “Governance Documents” at www.newalliancebank.com. You also may obtain a printed copy of each Code, without charge, by contacting Judith E. Falango, First Vice President and Secretary, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango can be reached by e-mail at: investorrelations@newalliancebank.com.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General

The Audit, Compliance and CRA Committee appointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit NewAlliance’s financial statements for the year ending December 31, 2010. In making its selection, the Committee considered whether PricewaterhouseCoopers LLP’s provision of services other than audit services is compatible with maintaining the independence of the outside accountants. In addition, the Committee reviewed the fees described below for audit-related services and tax services and concluded that the fees are compatible with the independence of PricewaterhouseCoopers LLP.

Audit Fee Information

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of NewAlliance’s annual financial statements for the fiscal years ended December 31, 2009 and 2008 and fees billed for other services rendered by PricewaterhouseCoopers LLP for each year.

	2009	2008

Audit Fees (1)	$657,140	$647,400
Audit-Related Fees (2)	$29,000	36,920
Tax Fees (3)	-	-
All Other Fees (4)	$18,945	-

Total:	$705,085	$684,320

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of NewAlliance’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

(2)

Audit-Related Fees are not reported under “Audit Fees” and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of NewAlliance’s consolidated financial statements (a separate audit of the Company’s broker-dealer subsidiary).

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

(4)	All Other Fees consist of fees for financial advisory work.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit, Compliance and CRA Committee is required to pre-approve all audit and permissible non-audit services provided by the independent auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

All engagements of the independent auditors to perform any audit services and non-audit services during 2009 were pre-approved by the Committee in accordance with the pre-approval policy. The policy has not been waived in any instance.

REPORT OF THE AUDIT COMMITTEE

In accordance with rules adopted by the Securities and Exchange Commission, the Audit, Compliance and CRA Committee of the Board of Directors of NewAlliance submits this report for 2009.

The Audit, Compliance and CRA Committee of the Board of Directors is responsible for providing independent, objective oversight of NewAlliance’s accounting functions and internal controls. Its responsibilities include appointing, compensating and monitoring NewAlliance’s independent auditors. During 2009, the Committee was comprised of five directors, each of whom is independent as defined by the New York Stock Exchange and NewAlliance’s Corporate Governance Guidelines. The Committee operates under a written charter approved by the Board of Directors.

Management is responsible for NewAlliance’s internal controls and financial reporting process. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of NewAlliance’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Committee met with management and PricewaterhouseCoopers LLP to review and discuss the 2009 consolidated financial statements. The Committee also discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee also received written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Committee discussed with PricewaterhouseCoopers LLP the firm’s independence.

Based upon the Committee’s discussions with management and the independent auditors, and the Committee’s review of the presentations of management and the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in NewAlliance’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

The Audit Committee:
Nathaniel D. Woodson (Chair)
Roxanne J. Coady
Robert J. Lyons, Jr.
Gerald B. Rosenberg
Joseph Rossi

ELECTION OF DIRECTORS
(Proposal 1)

The Board of Directors currently consists of 12 members and has fixed the number of directors to serve following the annual meeting at 12. At the annual meeting, four individuals have been nominated for re-election to serve until the 2013 Annual Meeting of Shareholders. The four nominees are Carlton L. Highsmith, Joseph H. Rossi, Nathaniel D. Woodson and Joseph A. Zaccagnino.

Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees named below. Each nominee has indicated he or she will stand for election and will serve if elected as a director. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person as a majority of the Board may recommend. Assuming the presence of a quorum at the annual meeting, each director will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. There is no cumulative voting.

Nominees and Directors

Directors serve three-year staggered terms so that only approximately one-third of the Board is elected at each annual meeting of shareholders.

The following table sets forth the names and certain information as of December 31, 2009 about each of the nominees for election as director and the current directors whose terms of office will continue after the annual meeting.

		Positions with NewAlliance	Director
Name	Age	and NewAlliance Bank	Since

Directors whose terms expire in 2010:

Carlton L. Highsmith	58	Director	2006
Joseph H. Rossi	59	Director	2004	(1)
Nathaniel D. Woodson	68	Director	2004	(2)
Joseph A. Zaccagnino	63	Director	2004	(3)

Directors continuing in office

Directors whose terms expire in 2011:

Douglas K. Anderson	59	Director	2006
Roxanne J. Coady	60	Director	2004	(4)
Sheila B. Flanagan	69	Director	2004	(5)

Directors whose terms expire in 2012:

Robert J. Lyons, Jr.	58	Director	2004	(3)
Eric A. Marziali	51	Director	2004	(6)
Julia M. McNamara	68	Director	2004	(7)
Peyton R. Patterson	53	Chairman of the Board,	2004	(8)
		President and Chief
		Executive Officer
Gerald B. Rosenberg	60	Director	2004	(2)

(1)	Served as a director of Alliance Bancorp of New England, Inc. from 1995 to 2004. Alliance Bancorp of New England merged into NewAlliance April 1, 2004.

(2)	Served as a director of New Haven Savings Bank since 2000. New Haven Savings Bank is the precedessor to NewAlliance Bank.

(3)	Served as a director of New Haven Savings Bank since 1992. New Haven Savings Bank is the precedessor to NewAlliance Bank.

(4)	Served as a director of New Haven Savings Bank since 1995. New Haven Savings Bank is the precedessor to NewAlliance Bank.

(5)	Served as a director of Connecticut Bancshares, Inc. from 2000 to 2004. Connecticut Bancshares merged into NewAlliance April 1, 2004.

(6)	Served as a director of Connecticut Bancshares, Inc. from 1999 to 2004. Connecticut Bancshares merged into NewAlliance April 1, 2004.

(7)	Served as a director of New Haven Savings Bank since 1990. New Haven Savings Bank is the precedessor to NewAlliance Bank.

(8)	Served as a director of New Haven Savings Bank since 2002. New Haven Savings Bank is the precedessor to NewAlliance Bank.

The principal occupation and business experience for at least the last five years for each of the continuing directors is included below. All directors have held their present positions for five years unless otherwise stated.

Peyton R. Patterson joined New Haven Savings Bank in January 2002, as Chairman, President and Chief Executive Officer. From May 1996 to December 2001, she was an Executive Vice President of Dime Bancorp, New York, New York. Ms. Patterson has 28 years of commercial and thrift banking experience with New Haven Savings Bank, Dime Bancorp, Chemical Bank/Chase Manhattan and Corestates Financial Corporation of Pennsylvania. She has extensive experience in the areas of retail and business lending, retail banking, asset management, marketing and mergers and acquisitions.

Douglas K. Anderson was the President and Chief Operating Officer of Savings Bank of Manchester and a director of Savings Bank of Manchester and EVP of Connecticut Bancshares, Inc., until its acquisition by NewAlliance in April 2004. Mr. Anderson also was previously the Chairman, Chief Executive Officer and President of Open Solutions, Inc. and, subsequently, its Lead Director until 2007.

Roxanne J. Coady is the founder, President and Chief Executive Officer of R.J. Julia Booksellers, Ltd. located in Madison, Connecticut and also is the founder of an on-line retailer, JustTheRightBook.com. Ms. Coady practiced as a certified public accountant and was a Partner of, and the National Tax Director for, BDO Seidman. Ms. Coady was Chairperson of the Tax Division of the New York State Society of Certified Public Accountants and served on and chaired various committees for the Tax Division of the American Institute of Certified Public Accountants.

Sheila B. Flanagan is the former Executive Director of SBM Charitable Foundation, Inc., Manchester, Connecticut. She retired from that position in February 2010. Prior to that, she was an attorney and acted as a consultant between 1996 and 1999. Before 1996, she served as in-house counsel to the Massachusetts Mutual Life Insurance Company.

Carlton L. Highsmith is the Vice Chairman of PaperWorks Industries, Philadelphia, Pennsylvania. Prior to its merger into PaperWorks in 2009, he was the founder, President and Chief Executive Officer of Specialized Packaging Group, Inc. PaperWorks is the third largest integrated recycled paperboard company in North America. Mr. Highsmith also is a Trustee of Quinnipiac University.

Robert J. Lyons, Jr. is the President and Chief Executive Officer of The Bilco Company, a privately held manufacturer located in West Haven, Connecticut, with offices in the United Kingdom, Canada, Mexico and Hong Kong. Mr. Lyons is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Connecticut Society of Certified Public Accountants.

Eric A. Marziali is the President and Chief Executive Officer of United Abrasives, Inc. and SAIT Overseas Trading and Technical Corp., and Vice President of United Abrasives Canada, Inc., all related entities that manufacture abrasive products.

Julia M. McNamara is the President of Albertus Magnus College located in New Haven, Connecticut.

Gerald B. Rosenberg currently acts as an independent consultant in the health care industry. Previously, he was employed for over 30 years in various positions at Bayer Diagnostics, Bayer Healthcare and Bayer Pharmaceutical, divisions of Bayer AG, an international healthcare, crop science, polymers and chemicals company. His most recent position at Bayer Healthcare was Senior Vice President, Executive Department.

Joseph H. Rossi is the former President and Chief Executive Officer of Alliance Bancorp of New England, Inc. and its subsidiary, Tolland Bank, which NewAlliance acquired in 2004.

Nathaniel D. Woodson is the former Chairman, President and Chief Executive Officer of UIL Holdings Corporation and its subsidiary, The United Illuminating Company, each located in New Haven, Connecticut. He served as Chairman of the Board of Directors and Chief Executive Officer of UIL Holdings Corporation from 1999 through 2006 and Chairman of the Board of Directors and Chief Executive Officer of The United Illuminating Company from 2001 through 2006. Mr. Woodson began his service for The United Illuminating Company as its President on February 23, 1998.

Joseph A. Zaccagnino is a director and Chairman of the Nominating and Governance Committee of Covidien PLC, a leading global healthcare products company. In 2005, he retired as the President, Chief Executive Officer and director of Yale New Haven Health System and its major subsidiary, Yale New Haven Hospital, located in New Haven, Connecticut.

Executive Officers who are not Directors

The following table sets forth the names, ages as of December 31, 2009, and positions of the executive officers of NewAlliance Bancshares and/or NewAlliance Bank (as defined for the purposes of Securities and Exchange Commission Regulation S-K, Item 401(b)), other than Ms. Patterson.

Name	Age	Position

Gail E.D. Brathwaite	50	Executive Vice President and Chief Operating Officer of NewAlliance Bancshares and NewAlliance Bank

Donald T. Chaffee	61	Executive Vice President and Chief Credit Officer of NewAlliance Bank

Koon-Ping Chan	63	Executive Vice President and Chief Risk Officer of NewAlliance Bank

Mark F. Doyle	49	Senior Vice President, Chief Accounting Officer of NewAlliance Bancshares and NewAlliance Bank

Mark Gibson	49	Executive Vice President and Chief Marketing Officer of NewAlliance Bank

C. Eugene Kirby	50	President of NewAlliance Bank, Executive Vice President of NewAlliance Bancshares

Glenn I. MacInnes	48	Chief Financial Officer and Executive Vice President of NewAlliance Bancshares and NewAlliance Bank

Paul A. McCraven	54	Senior Vice President, Community Development Banking of NewAlliance Bank

David J. Stanland	45	Senior Vice President, Chief Investment Officer and Treasurer of NewAlliance Bancshares and NewAlliance Bank

The principal occupation and business experience for at least the last five years for each of these executive officers is set forth below. For those executive officers who have been employed by NewAlliance for less than five years, a brief description of such individual’s responsibilities in prior positions is also provided below.

Gail E. D. Brathwaite, Executive Vice President and Chief Operating Officer, joined New Haven Savings Bank in March 2002. Previously, Ms. Brathwaite was Senior Vice President, Director of Branch Administration, Compliance and Loss Control for the Consumer Financial Services Division of the Dime Savings Bank, New York, New York.

Donald T. Chaffee, Executive Vice President and Chief Credit Officer, joined New Haven Savings Bank in September 2002. Mr. Chaffee was employed by Dime Savings Bank, New York, New York. While at Dime Savings, he held the positions of Director of Residential Credit and Risk Management and Director of Consumer Credit and Originations. Mr. Chaffee spent the first 21 years of his career at Chase Manhattan Bank.

Koon-Ping Chan, Executive Vice President and Chief Risk Officer, joined New Haven Savings Bank as Senior Vice President – Chief Risk Officer in February 2003. From May 2002 until February 2003, he performed various consulting services for New Haven Savings Bank. From May 1997 to April 2002, Mr. Chan was employed by Dime Savings where his positions included Senior Vice President, Director of Financial Management, MIS and Channel Planning for Retail Banking, Private Banking, Insurance, Asset Management and Consumer Lending.

Mark F. Doyle, Senior Vice President and Chief Accounting Officer, joined New Haven Savings Bank in March 2003. Previously, Mr. Doyle was Senior Vice President and Controller with American Savings Bank, New Britain, Connecticut, a subsidiary of American Financial Holdings, Inc.

Mark Gibson, Executive Vice President and Chief Marketing Officer, joined NewAlliance Bank in February 2009. Mr. Gibson was with Compass Bank in Birmingham, Alabama from 1996, most recently as its Executive Vice President, Chief Marketing Officer. Mr. Gibson has extensive marketing consulting experience having worked with Coopers and Lybrand, New York City and John Ryan Company in Stamford, Connecticut, including an assignment for ANZ Bank in New Zealand to act as their Marketing Director.

C. Eugene Kirby, President of the Bank and Executive Vice President of the Company joined NewAlliance in April 2009. From 2002 – 2008, Mr. Kirby was Corporate Executive Vice President of SunTrust Banks, Inc. with responsibility for the retail banking line of business, the commercial line of business, consumer product management, call center operations and corporate marketing. Prior to that, Mr. Kirby was the Director of eBusiness for SunTrust, and prior to that he was a regional retail line of business manager.

Glenn I. MacInnes, Chief Financial Officer and Executive Vice President. Mr. MacInnes joined NewAlliance in November 2009. Prior to that, Mr. MacInnes spent the last 11 years with Citigroup, Inc., where he held a number of senior positions, most recently as the Director of Business Performance Management for the Global Retail Bank.

Paul A. McCraven, Senior Vice President, Community Development Banking, joined New Haven Savings Bank as Vice President of Community Relations in 1997.

David J. Stanland, Senior Vice President, Chief Investment Officer and Treasurer, joined New Haven Savings Bank as an Assistant Vice President Investment Analyst in 1998. Prior to New Haven Savings Bank, he worked for 10 years in New York City for three banking institutions in various fixed income related positions.

Indemnification and Limitations of Liability

NewAlliance’s and NewAlliance Bank’s Certificates of Incorporation and Bylaws contain provisions which limit the liability of and indemnify each of their directors, officers, employees and agents. NewAlliance has also entered into indemnification agreements with its directors and certain officers. The provisions of these documents generally provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a director or officer, or is or was serving at NewAlliance’s request as a director, officer, employee or agent of another corporation or business entity, shall be indemnified and held harmless by NewAlliance to the fullest extent authorized by the Delaware General Corporation Law against all expense, liability and loss reasonably incurred. Under certain circumstances, the right to indemnification shall include the right to be paid by NewAlliance the expenses incurred in defending any such proceeding in advance of its final disposition. In addition, a director of NewAlliance shall not be personally liable to NewAlliance or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, under Section 174 of the Delaware General Corporation Law, or for any transaction from which the director derived an improper personal benefit. Similar provisions to those described above are contained in the Certificate of Incorporation and Bylaws of NewAlliance Bank, and in individual Indemnification Agreements to which directors and certain executive officers are parties.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The table below shows the number of shares of NewAlliance common stock beneficially owned as of January 31, 2010 by more than 5% shareholders, each director and each Named Executive Officer listed in the Summary Compensation Table (with the exception of Ms. Wishnafski and Mr. Blanksteen, who have retired), as well as the number of shares beneficially owned by all directors and executive officers as a group. The address for each independent director and each Named Executive Officer is c/o NewAlliance Bancshares, Inc., 195 Church Street, New Haven, Connecticut 06510.

To compute the percentage ownership of any shareholder in the following table, the total number of shares deemed outstanding includes 105,971,903 shares outstanding on January 31, 2010 (which excludes shares held by NewAlliance as treasury shares), plus any shares that a shareholder could acquire upon exercise of any options that are exercisable within the 60-day period after January 31, 2010.

	Amount and
	Nature of Beneficial		Percent of
Name and Title	Ownership(1)		Class

5% Shareholder:

BlackRock, Inc.	7,616,679	(2)	7.18%
40 East 52nd Street
New York, NY 10022

Dimensional Fund Advisors LP	7,415,054	(3)	6.99%
Palisades West – Building One
6300 Bee Cave Road
Austin, TX 78746

NewAlliance Bancshares, Inc.	7,355,190	(4)	6.94%
Employee Stock Ownership Plan
195 Church Street
New Haven, CT 06510
(First Bankers Trust Services,
Quincy, IL, Trustee)

Perkins Investment Management LLC	8,299,372	(5)	7.8%
c/o Janus Capital Management LLC
151 Detroit Street
Denver, CO 80206

Non-Officer Directors:

Douglas K. Anderson	45,109	(6)	*
Roxanne J. Coady	295,000	(7) (8)	*
Sheila B. Flanagan	316,646	(7) (9)	*
Carlton L. Highsmith	21,332	(10)	*

Robert J. Lyons, Jr.	293,350	(7) (11)	*
Eric A. Marziali	354,334	(7) (9) (12)	*
Julia M. McNamara	319,600	(7) (13)	*
Gerald B. Rosenberg	285,955	(7) (9)	*
Joseph H. Rossi	623,625	(7)	*
Nathaniel D. Woodson	351,600	(7) (14)	*
Joseph A. Zaccagnino	324,344	(7) (9)	*

Certain Executive Officers:

Peyton R. Patterson	2,404,792	(15) (16) (17) (18)	2.27%
Glenn I. MacInnes	30,000	(15)	*
Gail E. D. Brathwaite	1,000,105	(15) (16) (17)	*
C. Eugene Kirby	26,048	(15) (17) (19)	*
Donald T. Chaffee	386,712	(15) (16) (17) (20)	*
			*

All Directors and Executive Officers
as a Group (21 persons)	7,848,148	(21)	7.41%

*	Less than 1% of common stock outstanding.

(1)	The persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted below.

(2)

According to Schedule 13G filed by BlackRock, Inc. on January 29, 2010, BlackRock, Inc. is the holding company of certain subsidiaries which acquired NewAlliance common stock. These subsidiaries are BlackRock Asset Management Japan Limited, BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Investment Management, LLC and BlackRock International Ltd.

(3)

According to Schedule 13G filed by Dimensional Fund Advisors, LP on February 8, 2010, DFA furnishes investment advice to four investment companies, and serves as investment manager to other commingled group trusts and separate accounts. Dimensional Fund Advisors, LP disclaims beneficial ownership of the shares which are owned by these funds.

(4)

Represents the total number of shares of common stock beneficially owned by the ESOP. Of these shares, 6,042,717 shares are unallocated. The ESOP provides that the Trustee shall vote unallocated shares held by it in proportion to instructions received from ESOP participants as to the voting of allocated shares.

(5)

According to Schedule 13G filed by Janus Capital Management LLC on February 16, 2010, Janus Capital Management LLC has a direct 77.8% ownership stake in Perkins Investment Management LLC. Perkins Investment Management LLC is a registered investment advisor and as a result of its role as investment advisor or sub-adviser to various investment companies registered under Section 8 of the Investment Act of 1940 and to individual and institutional clients, Perkins Investment Management LLC may be deemed to beneficially own 8,299,372 shares of NewAlliance. Perkins Investment Management LLC disclaims any ownership associated with such rights.

(6)

Includes: (i) 2,364 shares of restricted common stock; and (ii) 14,513 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after January 31, 2010.

(7)

Includes: (i) 21,400 shares of restricted common stock; and (ii) 214,000 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after January 31, 2010.

(8)	10,000 shares have been pledged.

(9)	Includes shares of common stock held in dividend reinvestment plans, as follows: Ms. Flanagan: 2,046 shares; Mr. Marziali: 2,084 shares; Mr. Rosenberg: 2,880 shares and Mr. Zaccagnino: 4,744 shares.

(10)

Includes: (i) 2,898 shares of restricted common stock; and (ii) 13,738 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after January 31, 2010.

(11)	Includes 5,750 shares of common stock owned jointly by Mr. Lyons and his spouse.

(12)	Includes 116,850 shares of common stock owned jointly by Mr. Marziali and his spouse.

(13)	Includes 84,200 shares of common stock owned jointly by Ms. McNamara and her spouse.

(14)	Includes 103,360 shares of common stock held by Mr. Woodson as co-trustee and beneficiary of a personal trust.

(15)

Includes shares of restricted common stock as follows: Ms. Patterson: 210,015 shares; Mr. Kirby: 20,169 shares; Mr. MacInnes: 30,000 shares; Ms. Brathwaite: 96,347 shares and Mr. Chaffee: 42,654 shares.

(16)

Includes shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after January 31, 2009 as follows: Ms. Patterson: 1,890,300 shares; Ms. Brathwaite: 720,000 shares and Mr. Chaffee: 275,000 shares.

(17)

Includes shares of common stock held in: (i) standard 401(k) retirement savings plan, as follows: Mr. Kirby: 328 shares; and (ii) standard Employee Stock Ownership Plan, as follows: Ms. Patterson: 7,579 shares; Ms. Brathwaite: 7,916 shares; Mr. Kirby: 551 shares and Mr. Chaffee: 7,802 shares.

(18)	53,720 shares have been pledged.

(19)	Includes 5,000 shares owned jointly by Mr. Kirby and his spouse.

(20)	Includes 41,265 shares of common stock owned jointly by Mr. Chaffee and his spouse.

(21)	Includes 5,425,801 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after January 31, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

NewAlliance executive officers and directors and persons who own beneficially more than ten percent of NewAlliance equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in their ownership of NewAlliance securities with the Securities and Exchange Commission. They also must furnish copies of these reports to NewAlliance. Based solely on a review of the copies of reports furnished to NewAlliance and written representations that no other reports were required, in 2009 NewAlliance executive officers and directors complied with all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors determines salaries, incentives and certain other compensation awarded to, earned by or paid to all executive officers (other than payments or benefits that are generally available to all other employees of NewAlliance). For the purposes of the Committee’s compensation responsibilities, “executive officers” currently are the Chairman, President and Chief Executive Officer of the Company, the President of the Bank, the Chief Financial Officer, the Chief Operating Officer, the Chief Credit Officer, the two other Executive Vice Presidents, and the Senior Vice President-Community Development Banking.

The Compensation Committee also makes recommendations to the full Board of Directors with respect to retirement and other broad-based compensation programs, and on succession planning for executive officers. Among other things, the Compensation Committee’s Charter requires that the Committee produce the Compensation Committee Report on executive compensation included in this proxy statement at page 42, and to review and approve all disclosures related to executive compensation contained in this proxy statement, including this Compensation Discussion and Analysis. For the following disclosures, the “named executive officers” or “NEOs” are the Chief Executive Officer (Ms. Patterson), the current Chief Financial Officer, the former Interim Chief Financial Officer (who also was and remains the Chief Credit Officer) and the prior Chief Financial Officer who retired in 2009, the President of the Bank, the Chief Operating Officer, and the recently retired Executive Vice President-Consumer & Business Banking.

The Compensation Committee consists of Eric A. Marziali (Chairman), Douglas K. Anderson, Carlton L. Highsmith and Joseph A. Zaccagnino. All of the Committee members are “independent” as defined by New York Stock Exchange rules. The Compensation Committee has retained Mercer (US) Inc. (referred to in this proxy statement as Mercer) to provide information, analyses, and advice regarding executive and director compensation.

Objectives of Compensation Programs

NewAlliance seeks to attract and retain talented and committed employees, including its executive team. The Compensation Committee’s Charter authorizes the Committee to develop and maintain compensation programs that are designed to:

•	Reward high performance, promote accountability and adherence to NewAlliance values and its Code of Conduct;
•	Align employee interests with those of the shareholders through the use of equity plans approved by the Board and shareholders; and
•	Attract, develop and retain talented leadership to serve the Company’s long-term best interests.

Identification of and Reward Objectives for Each Compensation Program

Compensation for NewAlliance’s executive officers in 2009 included some or all of the following components:

•	Base Salary;
•	Incentive cash bonuses primarily paid pursuant to the Company’s shareholder-approved 2009 Executive Incentive Plan;
•	Equity awards granted pursuant to the Company’s shareholder-approved 2005 Long-Term Compensation Plan; and
•	Other benefits, principally participation in employee retirement, medical, life insurance, employee stock ownership, and supplemental executive plans.

Each of these components has a separate purpose and may have a different relative value to the total. However, for executive officers, a significant portion of the total compensation package is performance-based. As such, a large portion of an executive’s pay is subject to variation and is significantly at risk if NewAlliance does not meet its objectives. NewAlliance believes that variable pay that is performance-based drives financial performance and links a significant portion of compensation to short-term and long-term results which in turn create shareholder value. In addition, the use of equity awards is designed to align the NEO’s interests with the interests of shareholders. As discussed in more detail below, the equity awards made in 2009 are performance-based. The stock options are valuable only if stock appreciation occurs, and the performance shares will be awarded, if at all, based on how NewAlliance performs in total shareholder return compared to the SNL Thrift Index. Also, the remaining one-third of the equity awards made in 2009 are in the form of restricted stock the value of which to the NEO will vary based on stock performance; the restricted stock has a three-year cliff vesting feature that is designed to encourage executives to have long-term focus and to further align the interests of executives with the interests of our shareholders. In 2009, the Committee also granted sign-on equity awards to new hires at the executive level with the aforementioned objectives, and provided Mr. Chaffee with an additional cash and equity bonus opportunity for his services as Interim Chief Financial Officer.

Base salaries. NewAlliance targets executive officer salaries approximately at the median of salaries paid for comparable positions in its compensation peer group. Exceptions are made generally to reflect different job responsibilities when comparing these executive officers with comparable positions among the peer group institutions. The Committee also reviews published survey data provided by Mercer when setting base salaries.

Executive Incentive Plan cash bonuses. NewAlliance sets performance targets annually that are designed to reward executive officers at the median among its peer group for “meets expectation” performance. Incentive cash bonus amounts at the target level for the named executive officers in 2009 at the time of consideration in February 2009 approximated the peer group median for the NEOs as a group. The Committee also reviews published survey data provided by Mercer when setting cash bonuses. The performance targets are tied to NewAlliance corporate objectives, and an executive officer’s incentive compensation may be higher or lower than the median cash incentive compensation for similar positions at peer group institutions depending on whether NewAlliance meets, exceeds or fails to achieve the performance objectives. In establishing annual performance goals, in addition to reviewing peer group data, the Committee considers data demonstrating that recently converted banks such as NewAlliance and “mature” banks that have operated as public institutions for extended periods of time necessarily evidence different performance characteristics, particularly with regard to returns on assets and equity. The Committee expects to gradually decrease the influence such data has on its establishment of performance goals. For 2009, all executive officers had the same corporate earnings per share goal with a 10% modifier based on loan delinquencies.

Equity awards. NewAlliance’s historical practices regarding awarding equity to executive officers were typical for institutions recently converted from mutual to stock ownership. NewAlliance received approval of the 2005 Long-Term Compensation Plan from its shareholders in 2005. Consistent with customary practices at converted institutions, the executive officers then received large initial grants of stock options that vested through 2008 (referred to in this proxy statement as the conversion options) and shares of restricted stock (referred to in this proxy statement as the conversion restricted stock) that vest through January, 2012. With limited exceptions based on an executive officer’s increased level of responsibility, executive officers were not awarded additional equity grants until 2009.

In May, 2009, the Committee approved new awards of stock options, performance shares and restricted stock under the 2005 Long-Term Compensation Plan. At that time, all of the conversion stock options had vested, and 60% of the conversion restricted stock had vested (an additional 15% vested January of 2010 with an additional 15% and the final 10% to vest January of 2011 and 2012, respectively). The 2009 stock options will vest ratably at 25% over a four-year period beginning in 2010. The 2009 restricted stock and performance shares will not vest until 2012, after the conversion restricted stock has fully vested. In addition, in November of 2009, with respect to Mr. Chaffee, the Committee approved the awarding of additional shares of restricted stock in consideration of his service as Interim Chief Financial Officer on February 1, 2010. Those shares will vest on May 31, 2012. The nominal dollar amount was determined based on the pro-rated amount that the former Chief Financial Officer, Mr. Blanksteen would have received (65% of his salary) had he remained at the Company in 2009. Stock awards also were made to the three new executive officers hired in 2009 as sign-on bonuses.

The awards made in 2009 provide new equity incentive compensation opportunities to executive officers that are designed to encourage decisions with a long-term focus, link pay opportunities with long-term shareholder value creation, enhance the retention power of NewAlliance’s compensation program and balance annual incentive programs to provide award opportunities based on longer-term success. The awards were made with reference to the peer group and published survey data provided by Mercer. The awards were targeted at the peer group median without taking into account the historical conversion awards.

Other benefits. NewAlliance seeks to provide all of its employees, including executive officers, with access to benefit programs that are competitive with those offered by competing financial institutions in the geographic areas in which NewAlliance operates. Included in these benefits are supplemental executive plans that are designed to provide participating executive officers with the full amount of benefits they would have received under qualified retirement plans but for maximum compensation limitations imposed by the Internal Revenue Code on broad-based, tax-qualified plans. Executive officers also are entitled to perquisites that the Committee believes to be customary for persons in their positions.

Reasons for Choosing to Pay Each Compensation Element

The Compensation Committee believes that it is necessary to offer executive officers the components described above and expanded upon elsewhere in this proxy statement in order to attract and retain talented executives capable of enhancing shareholder value.

The Compensation Committee retained Mercer to provide information, analyses, and advice regarding executive and director compensation as described below. The Mercer consultant who performs these services reports directly to the Committee Chairman. The Company also retains Mercer and its related entities to perform other services. In 2009, Compensation Committee-related charges from Mercer totaled $243,356 and other amounts paid to Mercer for services rendered to NewAlliance totaled $18,087. In addition, Mercer acts as a broker for NewAlliance’s medical and dental insurers. In 2009, in connection with these services Mercer received $296,370 in commissions from these insurers. The Committee is presently reviewing compensation consultant alternatives with the goal of engaging a consultant during 2010 that will not do any work for the Company other than its work for the Committee.

The Committee has established procedures that it considers to be adequate to ensure that Mercer’s advice to the Committee remains objective and is not influenced by the Company’s management. These procedures include: a direct reporting relationship of the Mercer consultant to the Committee; a provision in the Committee’s engagement letter with Mercer specifying the information, data, and recommendations that can and cannot be shared with management; an annual update to the Committee on Mercer’s financial relationship with the Company, including a summary of the work performed for the Company during the preceding 12 months; and written assurances from Mercer that, within the Mercer organization, the Mercer consultant who performs services for the Company has a reporting relationship and compensation determined separately from Mercer’s other lines of business and from its other work for the Company.

At the Committee’s direction, Mercer provides the following services to the Committee:

•	Evaluates the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to its primary peers and the broader industry;
•	Advises the Committee on Chief Executive Officer and other executive officer target award levels within the annual incentive program and, as needed, on actual compensation actions;
•	Assesses the alignment of the Company compensation levels relative to performance of the Company against its primary peers and relative to the Company’s articulated compensation philosophy;
•	Provides ongoing advice as needed on the design of the Company’s annual and long-term incentive plans;

•	Briefs the Committee on executive compensation trends among the Company’s peers and broader industry;
•	Advises the Committee as requested on the performance measures and performance targets for the annual program;
•	Assists with the preparation of the Compensation Discussion and Analysis for this proxy statement;
•	In January 2009, provided the Committee with a report that included an analysis of the plans and benefits provided to the Company executive group; and
•	In September 2009, provided the Committee with a report that included an analysis of director compensation.

In the course of conducting its activities, Mercer periodically attended meetings of the Committee and presented its findings and recommendations for discussion.

All of the decisions with respect to determining the amount or form of executive and director compensation under the Company’s executive and director compensation programs are made by the Committee alone and may reflect factors and considerations other than the information and advice provided by Mercer. In addition to the Compensation Committee, director compensation recommendations are reviewed by the Governance Committee and finally determined by the full Board of Directors.

Peer Group Data. The Committee, with Mercer’s assistance, has constructed a public peer group of 13 institutions. These institutions are all banking institutions with asset sizes generally within the range of approximately 3/4 to 2 times NewAlliance’s asset size and are headquartered primarily in or proximate to metropolitan markets in the northeast United States. People’s United and Webster Financial fall outside the upper limit of that range, but are included in the peer group because of their similar geographic market and their relative significance in that market. The peer group consists of banks with assets ranging from $6.4 billion to $20.1 billion at December 31, 2008. The last time the Committee reviewed the peer group was in September 2009. The companies in the peer group are:

People’s United Financial, Inc.
Webster Financial Corporation
Fulton Financial Corporation
Valley National Bancorp
Susquehanna Bancshares, Inc.
Wilmington Trust Company
National Penn Bancshares, Inc.
First Niagara Financial Group, Inc.
FNB Corporation
Investors Bancorp, Inc.
Northwest Bancorp, Inc.
Provident Financial Services, Inc.
First Commonwealth Financial Corp

The Committee considers information developed by Mercer from the public peer group, published survey data and other relevant information in making its compensation determinations for executive officers. The Committee uses information from the public peer group in making median base salary determinations and setting incentive cash bonus targets. The Compensation Committee believes that the compensation program it has developed is consistent both with those developed at its peer institutions and with NewAlliance’s compensation program objectives. Due to the fact that eight of the peer group institutions are recipients of federal “TARP” funds that carry with it significant compensation restrictions, the Committee may rely more heavily on the published survey process in the future.

Determinations of Amounts of Compensation Paid to Executive Officers

The Compensation Committee determines and approves the compensation paid to named executive officers as described in the following paragraphs for each compensation component. In addition to the Mercer advice, the Committee also takes into account the Chief Executive Officer’s annual evaluation of the named executive officers’ performances and her compensation recommendations. The Committee reviews its considerations with the full Board of Directors and may solicit the Board’s views, but determinations with respect to base salary, annual cash bonuses, equity incentives and plans and benefits limited to the executive group are determined by the Committee. The Committee engages in a collective evaluation of all elements of compensation when establishing executive compensation. No executive officer is present when her or his compensation is determined by the Compensation Committee.

Descriptions of Each Element of Compensation

Base Salary

The Committee determined in 2009 that annual base salaries of the named executive officers would be increased by between 3 – 3.98%. On an annual basis, the Compensation Committee reviews annual base salaries initially targeted to approximate the median of base salaries, by position, of the peer group. The actual annual base salary for each named executive officer is determined based on consideration of that individual’s unique performance, background, experience, personal skills, abilities and responsibilities. Annual base salaries are reviewed and approved by the Compensation Committee in the first quarter of each year. Actual base salaries for the named executive officers at the time of base salary consideration in April 2009 approximated the peer group median for the NEOs as a group. The individual salaries were between the range of minus 3% and plus 12% of the peer group median. The Committee also reviews published survey data provided by Mercer when setting base salaries.

Executive Incentive Plan

The 2009 executive incentive payments were determined based on the 2009 Executive Incentive Plan approved by the Company’s shareholders at its 2008 annual meeting.

The Committee defines financial and/or non-financial measures for assessing corporate performance and determining awards on an annual basis, consistent with NewAlliance’s Board-

approved business plan for the year. The Committee then sets corporate performance “Threshold”, “Target”, and “Superior” goal targets, with incentive payments at the 50th percentile, or median of the peer group for “meets expectations” or target performance. The same surveys and peer group data that are used to establish annual base salaries are also used when determining appropriate award levels. The Committee relies predominantly on peer group data in making these determinations. There is a maximum percentage cap on annual incentive payments and a provision for forfeiture of bonuses in the event of certain material financial restatements (referred to as a claw back). In 2009, the Committee approved an incremental cash bonus opportunity to Mr. Chaffee for his extra service as Interim Chief Financial Officer, based on what the prior Chief Financial Officer, Merrill Blanksteen would have been eligible for under the Executive Incentive Plan for the six months Mr. Chaffee served in the interim role. The target bonus was at 60% of Mr. Blanksteen’s salary pro-rated for the six months or $115,200.

Corporate Performance Targets. The Committee determines corporate performance targets in the first quarter of each year following the Board’s approval of the annual business plan. Awards under this plan for named executive officers in 2009 were established with a target level at 80% of base salary for the Chief Executive Officer, with a maximum award for superior performance at 160% of her base salary. Lower percentages were established for the other named executive officers. The corporate performance measure used in 2009 was based on earnings per share, with “Target” based on the Board approved budget for the year. The earnings per share measures were: Superior at $.48; Target at $.40; and Threshold at $.32. The corporate performance measure of earnings per share was selected by the Committee for 2009 because it is an auditable measure of the Company’s performance that is closely related to the Company’s ability to return value to its shareholders. In addition, the Committee established a modifier of plus or minus 10% based on an average quarter-end loan delinquency ratio of 1.87% or less. The Committee established this modifier in recognition of the extreme importance of credit quality to the Company’s financial stability and long-term performance. The performance of all of the executive officers was measured solely based on corporate performance because they have the greatest ability to influence the financial results of NewAlliance overall.

The achievement of corporate plan goals for the year is determined by the Compensation Committee with reference to the audited financial statements, and the Committee’s determinations are referred to the Audit, Compliance and CRA Committee for consistency with the audited financial statements. These goals are determined in accordance with GAAP and Compensation Committee approved adjustments. No incentive payment is due if performance is below threshold; however, the Committee may adjust performance goals as it deems equitable for any plan year in recognition of unusual or non-recurring events affecting NewAlliance, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. The Committee also has the power to exercise negative discretion in making such adjustments. For 2009, in the first quarter, the Committee approved a list of excludable items (e.g., merger and acquisition expenses; Board expenses in excess of budget) and potentially excludable items. In the second quarter of 2009, after the Committee approved the list of excludable items, the Federal Deposit Insurance Corporation imposed an emergency special assessment on all FDIC insured banks that would assist the FDIC in its efforts to increase the Deposit Insurance Fund. As a result of this special assessment, the Company recorded approximately $4.0 million in additional deposit insurance expense for the three months ended

June 30, 2009. In the third quarter of 2009, the Committee approved a $4,000,000 FDIC special assessment exclusion for purposes of the Executive Incentive Plan calculation.

The bonus award targets and actual amounts earned for the named executive officers for fiscal year 2009 were as follows:

Named Executive Officer	Bonus Target	Actual Bonus Earned
	(as % of Base Salary)	($)
Peyton R. Patterson	80%	1,178,320
Glenn I. MacInnes	60%	70,000	[1]
Gail E.D. Brathwaite	60%	436,956
C. Eugene Kirby	60%	344,000
Donald T. Chaffee	45%	247,995	[2]
Diane L. Wishnafski	50%	0.00	[3]
Merrill B. Blanksteen	60%	0.00	[4]

2005 Long-Term Compensation Plan

NewAlliance provides equity incentive compensation to its executive officers in the form of options to purchase common stock and restricted stock awards under the 2005 Long-Term Compensation Plan approved by shareholders. That Plan is designed to (i) highlight and reinforce the mutual long-term interests between employees and the shareholders and (ii) attract and retain executive officers and key employees. The motivation and retention of executive officers is essential to the Company’s continued growth. All awards to date are or were vested over various prescribed time periods. Stock option exercise prices equal the fair market value per share of common stock on the date of the grant.

NewAlliance initially granted conversion equity awards to all of the Company’s executive officers in 2005. The awards were consistent with the equity award practices at recently converted financial institutions in 2005. Until 2009, no additional equity awards were made to executive officers other than awards of additional stock options and restricted stock in 2006 to executive officers Diane L. Wishnafski and Koon-Ping Chan based on their assumption of

1 Mr. MacInnes joined the Company on November 2, 2009 and his bonus was pro rated from that date.

2 The amount shown does not include a special cash bonus earned by Mr. Chaffee equal to $230,400 or 200% of target bonus based on his service as Interim Chief Financial Officer for a 6 month period during 2009. The bonus was calculated as if paid from the Executive Incentive Plan based on a “Target” of 60% of $384,000, which was the annual salary of Merrill B. Blanksteen, former CFO, at the time of his retirement on May 31, 2009. The special cash bonus earned by Mr. Chaffee equaled $230,400.

3 In connection with her retirement effective on January 4, 2010, the Bank and Ms. Wishnafski entered into an amended employment agreement. Pursuant to this agreement, Ms. Wishnafski was not eligible for a payment from the Executive Incentive Plan for 2009 but, instead, was entitled to a cash payment equal to $144,200 (the projected 2009 Executive Incentive Plan bonus she would have received at “Target”).

4 Mr. Blanksteen retired from the Company and the Bank on May 31, 2009 and was not eligible for a cash bonus for 2009.

additional duties and promotions in 2006. All of the conversion stock options have vested. At this time, 75% of the conversion restricted stock awards have vested, with the balance vesting 15% in 2011 and 10% in 2012. The stock options and restricted stock granted to Ms. Wishnafski and Mr. Chan in 2006 have all vested.

In May 2009, the Committee approved new equity compensation awards under the 2005 Long-Term Compensation Plan. The awards were made one-third in stock options; one-third in performance shares; and one-third in restricted stock. In general, the awards granted to each executive officer reflect the significance of that executive officer’s current and anticipated contributions to NewAlliance. The value that may be realized upon exercise of options depends upon the exercise price of the option and the price of the Company common stock at the time of exercise. The value of performance shares and restricted stock depends on the price of the Company common stock.

The awards made in 2009 provide new equity incentive compensation opportunities that are designed to encourage decisions with a long-term focus, link pay opportunities with long-term shareholder value creation, enhance retention power of NewAlliance’s compensation program and balance annual incentive program to provide award opportunities based on longer-term success. The stock options vest ratably at 25% over a four-year period beginning in 2010. Stock option exercise prices equal the fair market value per share of common stock on the date of the grant. The restricted stock and the performance shares will not vest until 2012 after the conversion restricted stock awards granted in 2005 are fully vested. If an executive officer leaves NewAlliance before his or her options become exercisable, the unexercisable portions are forfeited.

The value of the performance shares is based on performance over the three-year performance period. The use of performance shares provides award opportunities that are based on performance (total shareholder return) having a direct link to shareholder success. The actual number of performance shares to be earned will be based on performance criteria over a three-year performance period beginning May 29, 2009 and ending May 31, 2012. Performance shares vest based on total shareholder return (TSR) (defined as share price appreciation from the beginning of the performance period to the end of the performance period, plus the total dividends paid on the common stock during the period) for the group of banks and thrifts listed on the SNL Thrift Index versus the Company’s TSR or the TSR Percentage. The performance shares, if earned, will vest on May 31, 2012, after the conversion restricted stock awards granted in 2005 are fully vested. The performance shares will vest earlier upon death or disability, with the performance calculated and the number of shares pro-rated through the date of termination. In the event of a change of control, the performance will be calculated and the number of shares pro-rated through the change of control date.

The number of Performance Shares earned will be calculated based on the Company’s TSR Percentage (e.g., if the Company’s TSR Percentage is below the 35th percentile, the awards are forfeited; if the Company’s TSR Percentage is equal to the 50th percentile, 100% of the target awards will vest). The Committee believes that this is an effective mechanism for encouraging prudent risk management behavior in that both the size of the award and the terms of vesting are conditional on the Company’s relative TSR performance compared to its peer group. The executives will only be able to take full possession of the grants if the Company’s TSR performs on average with its peers. Measuring performance against NewAlliance’s peer group is designed to eliminate the possibility that executives will benefit simply because of market conditions as a whole as opposed to rewarding executives for performance over a longer time span.

The Company also made sign-on equity awards to new executive officers, and to Mr. Chaffee for his service as Interim CFO, during 2009.

The Company’s current policy is to limit the date of the grant for equity awards to executives and directors, when and if made, to the first Monday following quarterly and annual earnings releases.

Stock Ownership Guidelines

NewAlliance has a stock retention policy for executive officers and directors. The retention policy was established to enhance shareholder value and focus each executive officer’s attention on the long-term success of the Company. The retention value of all equity awards is maximized through a stock retention policy, applicable to executive officers and directors. This policy requires executive officers to retain NewAlliance stock equal to a multiple of her or his base salary in April 2005 or, if later, date of arrival (for the Chief Executive Officer, 4x; Bank President, Chief Financial Officer and Chief Operating Officer, 3x; and other EVP’s, 2x) divided by the Company’s $13.17 stock price per share on April 27, 2005. The executive officers must achieve this goal over a 5 year period. All executive officers are in compliance with this policy. Non-executive directors are required to retain shares of NewAlliance stock (equal to 4x the Board Retainer compensation fee in effect either at the time of the shareholders’ meeting on April 27, 2005 or, if subsequently appointed, the date of appointment, divided by the Company’s stock price on that date) over a 5 year period. All directors are in compliance with this policy.

Other Benefits

In addition to the compensation paid to named executive officers as described above, named executive officers receive, on the same terms as other employees, certain benefits pursuant to the Company’s 401(k) Plan, Employee Stock Ownership Plan and Pension Plan. In addition, named executive officers receive certain benefits under NewAlliance Bank’s nonqualified supplemental retirement plans that are otherwise limited by Internal Revenue Code compensation caps on qualified plans. The Compensation Committee believes these nonqualified supplemental retirement benefits are both appropriate and common for executives, and that they are competitive with peer group programs. This conclusion was supported by the peer group and other public survey information compiled for the Committee by Mercer.

Chief Executive Officer Compensation

The Compensation Committee determines the Chief Executive Officer’s compensation. The Compensation Committee’s determinations of a 3% base salary increase for Ms. Patterson and base salary increases for the other executive officers in 2009 are discussed above. Ms. Patterson’s base salary was $736,450 during 2009, representing a level of plus 2% of the peer group median. The Committee considered a larger annual increase in her base salary given superior performance in 2008 in a uniquely difficult economic environment, but decided instead to increase her target Executive Incentive Plan opportunity from 75% to 80%.

Ms. Patterson’s annual bonus, determined under the 2009 Plan, was $1,178,320 for 2009, which was approximately 200% of target bonus. In accordance with Executive Incentive Plan provisions, the bonus was paid in cash and is subject to a clawback provision in certain circumstances, not currently anticipated.

In 2009, the Compensation Committee granted long-term incentive awards to all NEOs. Ms. Patterson received a restricted stock award consisting of 22,765 shares of common stock and 22,765 target performance shares. The entire award will vest on May 31, 2012, so long as Ms. Patterson is still employed by the Company and, with respect to performance shares, provided that the performance objectives are met. Additionally, Ms. Patterson was granted non-qualified stock options to purchase an aggregate of 103,478 shares of NewAlliance common stock at an exercise price of $12.94 per share. These options will vest ratably over a four-year period on each of May 31, 2010, 2011, 2012 and 2013. The options will vest and become fully exercisable upon death, disability or retirement or upon a change of control of the Company. Ms. Patterson also received awards of stock options and restricted stock in 2005. All of the stock options have vested, and additional restricted stock of 112,350 shares and 74,900 shares will vest in January 2011 and 2012, respectively.

For 2009, the Compensation Committee intended that the cash compensation for Ms. Patterson (i) approximate the median base salary for Chief Executive Officers of comparable financial institutions, and (ii) target the 50th percentile for incentive cash bonus purposes based on the results achieved against the corporate measurements described above for the Executive Incentive Plan. The value of the equity awards granted in 2005 and 2009 is tied to stock performance and dividends paid.

Additional Executive Officer Compensation Considerations

Salary Adjustments. The Compensation Committee generally adjusts executive officers’ salaries as of April 1 each year. Other than pursuant to this annual review, the Committee generally does not adjust salaries for executive officers during the year, unless it does so to recognize a change in job responsibility.

Internal Equity Analysis. The Committee believes that the differential between the Chief Executive Officer’s compensation and the other named executive officers is appropriate after its review of peer data, and consideration of NewAlliance’s particular management organizational structure and her levels of management responsibility and accountability, her performance and experience, as well as her visible role as leader of and spokesperson for the Company. The differential compensation levels between the Chief Executive Officer, Bank President, Chief Financial Officer and Chief Operating Officer and the other executive officers are consistent with peer group data reviewed by the Committee and again reflect NewAlliance’s particular management organizational structure.

Employment Agreements. NewAlliance has entered into employment agreements with change-of-control provisions with all of its executive officers. The contracts contain different dollar levels of change-of-control protection based on the executive’s position and the Committee’s determination of the respective executive’s importance to the Company, with Ms. Patterson entitled to the highest level. All of the contracts providing change-of-control protection contain “double trigger” change-of-control provisions. This means that an executive is entitled to change-of-control compensation only if there is both a change-of-control and the executive’s employment is terminated or the executive terminates employment with “good reason”. These provisions are described in this proxy statement beginning at page 50.

The form of employment agreement for executive officers at the Company at the time of conversion in 2004 has been modified somewhat in recent years. The form of employment agreement for executive officers employed in recent years has certain material differences from the “conversion” agreements. The Company engaged special counsel at the time of conversion to advise on the agreements which contain terms and conditions customary for converting institutions, reflecting a fundamental change in the ownership and operation of the Company, and a related increase in their duties and responsibilities for a public company. These agreements were amended in 2007 to reflect changes in the law and regulations related to deferred compensation under Section 409A of the Internal Revenue Code. In 2009 the Committee again engaged special counsel to make recommendations on changes to the forms of employment agreements. Consistent with that advice and with deference to the reliance of executives on the existing terms, the Committee determined not to change the form of agreements for the executives whose agreements were entered into at the time of conversion except to make certain changes pursuant to 162(m) of the Internal Revenue Code and to add new “cause” termination provisions regarding willful dishonesty, regulatory removal proceedings, fraud and felony convictions or pleas. Agreements for “new” executives are expected to include an initial probationary period with reduced severance benefits, elimination of all gross ups on perquisites, moving expense cost-sharing and provide that change-of-control payments may not in any event be in an amount that would cause the limit under Section 280G of the Internal Revenue Code to be reached or exceeded. Some or all of these changes are reflected in the employment agreements of the executives hired by the Company since 2004.

The forms of agreement contain, and the Committee continues to believe that they should contain, “double trigger” change-of-control provisions that provide for accelerated vesting of benefits and stock awards, and for severance payments involving multiples of compensation components are appropriate to align the executive officers’ financial interests with shareholder interests; and to ensure management objectivity should NewAlliance consider strategic opportunities that may not involve continuing employment for one or more of the executive officers.

Tax and Accounting Considerations. The Compensation Committee considers the effects of tax and accounting treatments when it determines executive compensation. For example, in 1993, the Internal Revenue Code was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (Section 162(m) of the Code), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring NewAlliance’s compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation. The Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Code.

The employment contracts for Ms. Patterson and Ms. Brathwaite, originally entered into in 2004, contain change-of-control “tax gross up” provisions such that if the change-of-control payment to either of the two officers exceeds the limit on such payments pursuant to Internal Revenue Code Section 280G and thereby imposes an excise tax on the officer, the Company, or its successor, will pay such officer additional amounts to compensate for the excise tax. The gross up provision is intended to provide the executive with the full benefit expected under the change-of-control provisions, notwithstanding the penalty provision of 280G. The contracts for the other executive officers do not have this feature, and provide that change-of-control payments may not, in any event be in an amount that would cause the 280G limit to be reached or exceeded.

The Compensation Committee takes into consideration the accounting effects of FASB’s ASC Topic 718 – Compensation – Stock Compensation in determining vesting periods for stock options, performance stock awards and restricted stock awards under the 2005 Long-Term Compensation Plan.

Risk Management Related to Compensation Policies and Practices

Based on a review and evaluation of NewAlliance’s compensation policies and programs and related risk management, control and corporate governance processes, the Compensation Committee has concluded that no material risks arise from NewAlliance’s compensation policies and practices that are reasonably likely to have a material adverse effect on NewAlliance. This review and evaluation was assisted by a report prepared and presented to the Compensation Committee by the Executive Vice President – Risk Manager.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2009 were Eric A. Marziali (Chairman), Douglas K. Anderson, Carlton L. Highsmith and Joseph A. Zaccagnino. No Compensation Committee member was, during 2009 or at any time prior thereto, an officer or employee of NewAlliance or its subsidiaries. Additionally, there were no Compensation Committee “interlocks” during 2009, which generally means that no executive officer of NewAlliance served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee determines salaries, incentives and other compensation for the Company’s executive officers. The Compensation Committee of the Board of Directors consists of four non-employee directors. The members of the Compensation Committee currently are Douglas K. Anderson, Eric A. Marziali (Chairman), Carlton L. Highsmith, and Joseph A. Zaccagnino. All of the Committee members are “independent” as defined by New York Stock Exchange rules.

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” disclosure appearing above in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of NewAlliance that the Compensation Discussion and Analysis be included in NewAlliance’s annual report on Form 10-K, which incorporates by reference the disclosure contained in this Proxy Statement.

February 23, 2010

The Compensation Committee:

Eric A. Marziali, Chairman
Douglas K. Anderson
Carlton L. Highsmith
Joseph A. Zaccagnino

COMPENSATION OF
EXECUTIVE OFFICERS AND DIRECTORS

Annual Compensation

The following “Summary Compensation Table” sets forth certain information with respect to the compensation of NewAlliance’s principal executive officer (Ms. Patterson), principal financial officer (Mr. MacInnes), interim principal financial officer (who was also and remains the Chief Credit Officer) (Mr. Chaffee), the former principal financial officer who retired in May 2009 (Mr. Blanksteen), and the three other most highly compensated executive officers during 2009 (Mr. Kirby, Ms. Brathwaite and Ms. Wishnafski who retired January 4, 2010). Each individual listed in the table below may be referred to as a Named Executive Officer or NEO. Performance based compensation is intended to provide a substantial percentage of total compensation to the NEOs, and the actual percentage will depend on the performance of NewAlliance’s stock price over time. The material terms of each officer’s employment agreement are disclosed below beginning on page 50. No options or other equity-based awards were repriced or modified during 2009 for the Named Executive Officers, or for any other award participant.

		SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non- Equity Incentive Plan Compensation ($)(5) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6) (h)	All Other Compensation ($)(7) (8) (i)	Total ($) (j)

Peyton R.
Patterson	2009	730,923	0	716,415	245,243	1,178,320	651,718	254,770	3,777,389
Chairman,
President and	2008	715,000	0	0	0	713,749	312,960	200,589	1,942,298
Chief Executive
Officer	2007	703,750	0	0	0	214,500	228,505	180,849	1,327,604

Glenn I.
MacInnes	2009	53,846	75,000	330,300	57,900	70,000	N/A	9,837	596,883
Executive Vice
President –
Chief Financial
Officer

Gail E. D.
Brathwaite	2009	360,747	0	191,873	65,682	436,956	200,066	108,202	1,363,526
Executive Vice
President –	2008	351,000	0	0	0	256,950	102,988	84,366	795,304
Chief Operating
Officer	2007	339,500	0	0	0	77,220	70,811	69,631	557,162

Donald T.
Chaffee
Executive Vice
President –
Chief Financial	2009	272,831	230,400	122,859	42,056	247,995	251,279	81,506	1,248,926
Officer (former
interim) and	2008	265,000	0	0	0	159,157	183,926	59,226	667,309
Chief Credit
Officer	2007	261,250	0	0	0	54,093	124,550	53,140	493,033

Cecil Eugene
Kirby, Jr.	2009	289,423	0	368,168	129,786	344,000	N/A	91,125	1,222,502
Executive Vice
President of the
Company and
President of the
Bank

		SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non- Equity Incentive Plan Compensation ($)(5) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6) (h)	All Other Compensation ($)(7) (8) (i)	Total ($) (j)

Diane L.
Wishnafski	2009	286,235	144,200	128,586	44,018	0	233,724	78,932	915,695
Former Executive
Vice President –	2008	280,000	0	0	0	74,536	85,753	62,505	502,794
Consumer &
Business Banking	2007	276,750	0	0	0	22,400	15,008	61,830	375,988

Merrill B.
Blanksteen	2009	158,804	0	0	0	0	0	102,997	261,801
Former Executive
Vice President –	2008	370,000	0	0	0	270,859	232,841	97,783	971,483
Chief Financial
Officer	2007	361,250	0	0	0	81,400	132,467	82,312	657,429

(1)

In addition to salary, the amounts disclosed in this column include amounts deferred under the NewAlliance Bank 401(k) Plan. NewAlliance periodically reviews, and may increase, base salaries in accordance with the terms of employment agreements with each of the Named Executive Officers. Annual base salaries as of the date of this proxy statement are as follows: Ms. Patterson: $736,450; Mr. MacInnes: $350,000; Ms. Brathwaite: $364,130; Mr. Chaffee: $275,550; and Mr. Kirby: $430,000. Mr. Blanksteen and Ms. Wishnafski are retired and receive no salary at this time.

(2)

These amounts represent (a) a sign-on bonus to Mr. MacInnes pursuant to the terms of his employment agreement, (b) a special cash bonus earned by Mr. Chaffee based on his service as Interim Chief Financial Officer for a 6 month period during 2009 and (c) pursuant to her Amended and Restated Employment Agreement executed in connection with her retirement on January 4, 2010, Ms. Wishnafski received an agreed upon payment of $144,200 in lieu of being eligible for a payment under the Executive Incentive Plan for 2009.

(3)

These amounts represent the aggregate grant date fair value of restricted stock awards and performance share awards made in 2009 to all of the NEOs other than Mr. Blanksteen, including restricted stock awards made to Mr. Chaffee in November 2009 in consideration of his service as Interim Chief Financial Officer and to each of Mr. Kirby and Mr. MacInnes as stock sign-on inducements, in all cases pursuant to NewAlliance’s Long-Term Incentive Plan.

The grant date fair value of each award was determined in accordance with FASB ASC Topic 718. For a breakout of the grant date fair value of each grant of restricted stock awards and performance share awards, see “Grants of Plan-Based Awards.” No such awards were made in 2007 or 2008 to the NEOs. Assumptions made in valuing these awards are disclosed in footnote 13, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2009, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders, and are incorporated herein by reference. It should be noted that the awards made in 2009 are “cliff” vesting, such that generally no awards will actually be earned until the vesting period is over in 2012 and, in the case of performance shares, performance targets achieved. The vesting of the restricted stock awards and the performance share awards will be accelerated upon death, disability or a change in control, with the number of performance shares earned to be based on NewAlliance’s performance during the shortened performance period and to be pro-rated to reflect the shortened performance period. The value of each performance share award at the grant date assuming that the highest level of performance conditions will be achieved is $589,158 for Ms. Patterson; $157,790 for Ms. Brathwaite; $101,036 for Mr. Chaffee; $133,774 for Mr. Kirby; and $105,746 for Ms. Wishnafski. No stock awards or stock options were granted to Mr. Blanksteen in 2009 due to his retirement in May 2009, and Mr. MacInnes did not receive a performance share award because he was hired after the performance period started. In connection with Ms. Wishnafski’s retirement, the restricted stock and performance share awards granted to her in May 2009 were forfeited.

(4)

These amounts represent the aggregate grant date fair value of stock option awards made in 2009 to all of the NEOs, other than Mr. Blanksteen, and, in each of Mr. Kirby’s and Mr. MacInnes’ case, additional stock option awards made as sign-on inducements, in all cases pursuant to NewAlliance’s Long-Term Compensation Plan. The grant date fair value of each award was determined in accordance with FASB ASC Topic 718. No such awards were made in 2007 or 2008 to the NEOs. Assumptions made in valuing these awards are disclosed in footnote 13, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2009, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders and are incorporated herein by reference. In connection with Ms. Wishnafski’s retirement, the stock option awards granted to her in May 2009 were forfeited.

(5)	These amounts represent cash bonus incentives earned for performance in 2007, 2008 and 2009 pursuant to the Executive Incentive Plan.

(6)
These amounts represent the aggregate change in the actuarial present value of each NEO’s accumulated benefits under all defined benefit and actuarial pension plans (including supplemental plans) from the prior fiscal year to the covered fiscal year for each of years December 31, 2007, 2008 and 2009. In prior years, NewAlliance had disclosed this information based on target incentive compensation. This year, NewAlliance has restated the prior years’ calculations based on actual incentive compensation earned. These plans no longer accept new participants and, as a consequence, no benefits are shown for Mr. Kirby or Mr. MacInnes. During the years shown, there were no payments or allocations of above-market or preferential earnings (defined for these purposes as interest paid above 120% of the applicable federal long-term rate) on compensation that is deferred on a basis that is not tax-qualified, including earnings on nonqualified defined contribution plans. The aggregate amount for each NEO is comprised of the following components:

December 31, 2007 Year
	Employees’	Pension SERP
	Retirement Plan	of NewAlliance
	of NewAlliance Bank	Bank

Ms. Patterson	$20,757	$207,748
Mr. MacInnes	N/A	N/A
Ms. Brathwaite	$16,388	$54,423
Mr. Chaffee	$37,139	$87,411
Mr. Kirby	N/A	N/A
Ms. Wishnafski	$34,014	$(19,006)
Mr. Blanksteen	$36,113	$96,354

December 31, 2008 Year
	Employees’	Pension SERP
	Retirement Plan	of NewAlliance
	of NewAlliance Bank	Bank

Ms. Patterson	$37,167	$275,793
Mr. MacInnes	N/A	N/A
Ms. Brathwaite	$30,589	$72,399
Mr. Chaffee	$51,214	$132,712
Mr. Kirby	N/A	N/A
Ms. Wishnafski	$79,228	$6,525
Mr. Blanksteen	$60,590	$172,251

December 31, 2009 Year
	Employees’	Pension SERP
	Retirement Plan	of NewAlliance
	of NewAlliance Bank	Bank

Ms. Patterson	$49,998	$601,720
Mr. MacInnes	N/A	N/A
Ms. Brathwaite	$41,682	$158,384
Mr. Chaffee	$65,343	$185,936
Mr. Kirby	N/A	N/A
Ms. Wishnafski	$106,729	$126,995
Mr. Blanksteen	$30,708	$(1,403,918)

In accordance with applicable SEC disclosure rules, the change in the actuarial present value of accumulated benefits shown in the table are based on the amounts payable at the executive’s normal retirement age, as the tax-qualified pension plan provides for a benefit reduction in the event of early retirement. However, under the pension SERP, there is no reduction in benefits for participants who elect early retirement and who have at least 19 years of service. Because the early retirement benefits can be paid as soon as six months following the early retirement date, the current present value of the early retirement benefits can be higher than the current present value of the normal retirement benefits.

The negative amount for Mr. Blanksteen’s pension SERP in 2009 resulted from Mr. Blanksteen receiving a $3.1 million lump sum payment of his early retirement benefits under the pension SERP in December 2009 following his retirement in May 2009. Because the net change in his pension value in 2009 was a negative amount as a result of the payments received by him, the table shows $0 for Mr. Blanksteen in accordance with applicable SEC disclosure rules. See “- Retirement Plans – Pension Plan.”

(7)

For all NEOs these totals include amounts contributed or allocated, as the case may be, to the NewAlliance Bank 401(k) Plan and the NewAlliance Bancshares Employee Stock Ownership Plan (referred to in this proxy statement as the ESOP) and the supplemental plans related to these tax-qualified plans, as follows:

December 31, 2007 Year
	401(k)		401(k)	ESOP
	Plan ($)	ESOP ($)	SERP ($)	SERP ($)	Total ($)

Ms. Patterson	6,479	9,062	26,382	33,410	75,333
Mr. MacInnes	N/A	N/A	N/A	N/A	N/A
Ms. Brathwaite	7,043	9,062	7,383	9,369	32,857
Mr. Chaffee	7,021	9,062	3,784	4,981	24,848
Mr. Kirby	N/A	N/A	N/A	N/A	N/A
Ms. Wishnafski	6,996	9,062	6,047	7,776	29,881
Mr. Blanksteen	7,042	9,062	8,458	10,746	35,308

December 31, 2008 Year
	401(k)		401(k)	ESOP
	Plan ($)	ESOP ($)	SERP ($)	SERP ($)	Total ($)

Ms. Patterson	7,089	10,068	23,281	35,159	75,597
Mr. MacInnes	N/A	N/A	N/A	N/A	N/A
Ms. Brathwaite	7,050	10,110	6,610	10,028	33,798
Mr. Chaffee	7,062	10,097	3,040	4,821	25,020
Mr. Kirby	N/A	N/A	N/A	N/A	N/A
Ms. Wishnafski	7,077	10,080	2,585	4,092	23,834
Mr. Blanksteen	7,050	10,110	7,416	11,232	35,808

December 31, 2009 Year
	401(k)		401(k)	ESOP
	Plan ($)	ESOP ($)	SERP ($)	SERP ($)	Total ($)

Ms. Patterson	10,120	6,462	50,713	33,497	100,792
Mr. MacInnes	0	0	0	0	0
Ms. Brathwaite	10,098	6,470	15,693	10,300	42,561
Mr. Chaffee	10,105	6,467	7,905	5,397	29,874
Mr. Kirby	6,615	0	0	0	6,615
Ms. Wishnafski	10,114	6,464	5,096	3,749	25,423
Mr. Blanksteen	10,098	6,470	9,774	7,132	33,474

The amounts previously reported by NewAlliance for 2008 and 2007 reflected only employer contributions, and such amounts have been restated to also include other allocations with respect to forfeitures and earnings.

Compensation in the form of perquisites and other personal benefits provided by NewAlliance during 2009 include the following:

	Health
	and	Dividends	Gross	Car Service
	Life	on	Automobile	Categorized	Relocation
	Benefits	Restricted	Allowance	as Personal	Benefits	Incidental
	($)(a)	Stock ($)(b)	($)(c)	Use ($)	($)(d)	($)	Total

Ms. Patterson	11,860	98,306	17,875	25,677	N/A	260	153,978
Mr. MacInnes	-0-	N/A	1,500	N/A	8,077	260	9,837
Ms. Brathwaite	6,340	47,381	11,660	N/A	N/A	260	65,641
Mr. Chaffee	10,777	20,344	9,717	10,534	N/A	260	51,632
Mr. Kirby	7,208	N/A	6,353	N/A	70,689	260	84,510
Ms. Wishnafski	10,839	23,036	12,254	N/A	N/A	7,380	53,509
Mr. Blanksteen	5,721	53,944	4,858	N/A	N/A	5,000	69,523

(a)

Represents the sum of the premiums paid by NewAlliance for health insurance and group term life insurance coverage in excess of $50,000, with respect to all NEOs, except Mr. MacInnes, and the imputed value of a $5,000 life insurance benefit, with respect to all NEOs, except Messrs. MacInnes, Chaffee and Kirby. Mr. MacInnes was not eligible for these benefits in 2009.

(b)

Represents the dollar value of dividends paid on restricted stock awarded under the Long-Term Compensation Plan that was not factored into the grant date fair value required to be reported for the awards reported in column (e) of the Summary Compensation Table.

(c)

The gross automobile allowance includes tax gross-up payments amounting to $8,275 for Ms. Patterson, $0 for Mr. MacInnes, $4,460 for Ms. Brathwaite, $3,717 for Mr. Chaffee, $2,353 for Mr. Kirby, $3,854 for Ms. Wishnafski and $1,858 for Mr. Blanksteen.

(d)

Represents relocation costs incurred pursuant to employment agreements with Mr. Kirby and Mr. MacInnes in connection with their hiring. For Mr. Kirby, those costs included $28,161 for temporary living expenses and meals from the time of his move to Connecticut and his establishment of a new residence, $20,306 for the shipment of his household goods, $5,627 for house-hunting trips and other transportation expenses, and a $16,595 tax gross-up payment to cover taxes on the preceding reimbursements. In addition, in September 2009, an independent relocation company purchased Mr. Kirby’s former residence on NewAlliance’s behalf based on the appraised value as determined by two independent appraisals for $627,500. NewAlliance subsequently sold the former residence for $568,900, a net loss of $58,600 (plus $13,530 selling expenses). The purchase price of Mr. Kirby’s former residence and the net loss incurred on the subsequent sale of such residence are not included in the Summary Compensation Table as such amounts were not deemed to be compensation to Mr. Kirby. The relocation benefits for Mr. MacInnes consisted of $8,077 for temporary living expenses.

(8)

The amount for Mr. Blanksteen also includes the sum of the following payments made as a result of his retirement in May 2009: (a) the payment to Mr. Blanksteen in December 2009 of 11,288 shares of NewAlliance common stock with an aggregate value of $133,085 on December 1, 2009, representing the value of his combined accounts in the 401(k) SERP and ESOP SERP, (b) a cash lump sum payment of $36,894 on May 29, 2010 for his accrued vacation pay, and (c) $71,527 for his consulting services pursuant to a consulting agreement that expired on December 31, 2009. Such amount does not include benefits received by Mr. Blanksteen pursuant to the qualified pension plan and related SERP. See the Pension Benefits table under “Retirement Plans – Pension Plan.” Mr. Blanksteen is not entitled to any further salary, incentive or supplemental benefit accruals, nor are any equity awards to him still outstanding, except as disclosed below.

Employment Agreements

NewAlliance Bank has entered into employment agreements with certain executive officers, including the Named Executive Officers. NewAlliance Bancshares is also a party to the employment agreements entered into by Ms. Patterson, Mr. MacInnes, Ms. Brathwaite, Mr. Chaffee and Mr. Kirby. The employment agreements are intended to ensure that NewAlliance will be able to maintain stable and competent management. The Company’s success depends to a significant degree on the skills, competence and continued employment of these officers.

The employment agreements provide for initial terms of three years for Ms. Patterson, Mr. Kirby and Ms. Brathwaite, two and one-half years for Mr. MacInnes, and two years for Mr. Chaffee. Each year, the employment agreements may be extended for an additional year, provided, however, that no agreement may be extended beyond the executive’s 65th birthday, which is the normal retirement date under the pension plan. The employment agreements provide that each executive’s base salary will be reviewed annually, and provide for participation in the cash incentive plans, stock benefit plans and other fringe benefits available to executive officers. The employment agreements also provide that the Company will indemnify each executive to the fullest extent legally allowable against personal liability arising out of the executive’s employment.

The employment agreements further provide that if an executive’s employment is terminated other than for cause, death or disability or if the executive terminates his or her employment for certain specified circumstances as set forth in the agreement, in each case prior to a change in control, he or she will be entitled to receive a lump sum amount equal to the sum of (a) the executive’s base salary at the date of termination plus (b) the highest amount of cash incentive compensation earned by the executive during the three calendar years immediately preceding the year in which termination occurs (however, pursuant to Mr. MacInnes’ employment agreement the amount specified in (b) above is replaced with (i) $210,000 prior to the time that he is eligible to receive cash incentive compensation from NewAlliance attributable to performance over a period of one full year or (ii) subsequent to that time, the highest amount of annual cash incentive compensation earned by him during the three calendar years immediately preceding the year in which the termination occurs) multiplied by, with respect to Ms. Patterson, three, and with respect to the other Named Executive Officers, a fraction equal to either the months remaining in the term of the agreement, or 24 months, whichever is greater, divided by 12. This amount will be discounted to present value based on the applicable federal rate and paid within 30 days after termination. In addition, the executive will be entitled to receive the contributions that would have been made on the executive’s behalf to any of the Company’s employee benefit plans during the same periods over which the severance benefits will be paid as described in the immediately preceding sentence (three years for Ms. Patterson and either the months remaining in the term of the agreement or 24 months, whichever is greater, for the other executive officers). The executive also will be entitled to receive the amount of his or her bonus actually earned under the Executive Incentive Plan (or such other short-term compensation plans that NewAlliance may adopt in the future) during the year of termination, with the amount of the earned bonus to be paid to be pro-rated to reflect the number of days the executive was employed during the year. NewAlliance would also be obligated to continue and/or pay for the former executive’s life, health, dental and disability coverage for the period during which severance benefits are being provided, or to make a cash payment to the former executive in an amount equal to the cost of providing these benefits.

Upon termination of the executive’s employment, the executive will become subject to a non-competition restriction for the lesser of two years or the remaining term of the agreement, unless the executive’s employment terminates upon or within one year after a change in control, excluding termination of employment for cause. Each employment agreement also provides that for two years after the executive’s termination for any reason, the executive agrees not to solicit NewAlliance customers or to solicit NewAlliance employees to accept other employment. Any compensation that the executive earns subsequent to the first year after termination through the end of the period for which severance benefits are to be provided will offset the Company’s severance benefit obligations dollar for dollar. In addition, to the extent the executive obtains employment which provides substantially similar health and welfare benefits, the Company’s health and welfare benefits obligations to the executive will be reduced.

Under the employment agreements, if voluntary or involuntary termination follows a change in control of NewAlliance Bancshares or NewAlliance Bank, the executive or, if the executive dies, his/her beneficiary, would be entitled to receive a severance benefit calculated in substantially the same manner as described above except that the benefit will be paid in a lump sum that is not discounted to present value, will amount to three times the sum of the base salary and highest level of cash incentive compensation earned in any one of the three calendar years immediately preceding the year in which the date of termination occurs and will include the value of the contributions that would have been made on the executive’s behalf to any employee benefit plans of the Company’s for a three-year period after termination. The executive would also be entitled to receive the pro rata portion of any earned cash incentive award as described above. In addition, Ms. Patterson and Ms. Brathwaite would receive the value of their stock benefits described above and would also receive additional age and service credit under the terms of the pension plan SERP in which they are participants as previously described. NewAlliance would be obligated to continue and/or pay for the executive’s life, health, dental and disability coverage for three years. Ms. Patterson and Ms. Brathwaite would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under Sections 280G and 4999 of the Internal Revenue Code for an excise tax on “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive’s average annual compensation over the five calendar years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s average compensation over the preceding five calendar-year periods. With respect to the agreements with each of Mr. Kirby, Mr. MacInnes and Mr. Chaffee, in the event payments and benefits under the employment agreement, together with other payments and benefits he may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, these payments would be reduced to an amount necessary to avoid such payments constituting parachute payments unless the amount he would receive without regard to the Section 280G limit, after taking into account the imposition of excise and income taxes, would be greater than the after-tax amount if the payments and benefits were reduced to the Section 280G limit. If the executive is terminated in connection with a change in control, neither the non-competition provision nor the mitigation provision described above will apply.

Long-Term Compensation Plan

The 2005 Long-Term Compensation Plan is a stock-based, long-term compensation plan that gives the Company flexibility in awarding equity incentives by permitting multiple types of awards. The plan’s principal purposes are to:

•	Attract, motivate and retain NewAlliance employees, particularly key employees and directors;
•	Enable those employees and directors to participate in NewAlliance’s long-term growth; and
•	Align further the financial interests of those employees and directors with the financial interests of NewAlliance shareholders.

NewAlliance reserved an aggregate of 15,982,223 shares of Company common stock for issuance under the plan, subject to adjustment to reflect stock splits and similar capital changes, to key employees, directors and other individuals. Consistent with customary practices for banks converting from mutual to stock ownership, the Compensation Committee granted approximately 75% of the available stock options and shares of restricted stock to the directors, executive officers, including the Named Executive Officers, and others on June 17, 2005. Additional grants have been made after that date to various individuals. In May 2009, new awards of stock options, performance shares and restricted stock were granted under the 2005 Long-Term Compensation Plan. Additionally, in 2009, new awards were made under the 2005 Long-Term Compensation Plan to new executive officers as sign-on bonuses. None of the subsequent grants were made to directors who received initial grants.

The Plan provides for the grant of incentive and non-qualified stock options exercisable for the purchase of an aggregate of up to 11,415,874 shares of Company common stock, of which 3,524,323 shares remained available for future grants as of January 1, 2010, and the grant of restricted stock awards of up to 4,566,349 shares of Company common stock, of which 1,188,808 shares remained available for future award as of January 1, 2010. As of January 1, 2010, NewAlliance had outstanding under the Plan (i) options to purchase 7,884,801 shares of common stock, of which options to purchase 7,253,647 shares were exercisable as of that date;

(ii) 807,804 shares of restricted stock; (iii) 65,149 shares of performance shares, 0 of which have vested.

The Board of Directors has appointed the Compensation Committee to administer the Plan. The Compensation Committee selects the participants and establishes the terms and conditions of each option or other equity right granted under the Plan. The Compensation Committee has broad discretion to set these terms, except that all stock options must have an exercise price at least equal to 100% of the fair market value of the underlying shares on the date of grant, and the term of any incentive stock option may not exceed ten years. These restrictions are consistent with the requirements for incentive stock options under Section 422 of the Internal Revenue Code. The Committee has, without exception, granted all awards at an exercise price equal to the stock’s fair market value on the date of grant; the Company does not and has not back dated options.

Executive Incentive Plan

The NewAlliance Bank Executive Incentive Plan is an annual management incentive plan designed to reward the executive officers for contributing to the Company’s profitability, with the more senior officers being entitled to receive a higher percentage award. The Plan provides for cash payments equal to a percentage of a participant’s base salary based on the achievement of specific individual, team, and/or corporate goals during a 12-month period. In the case of the Chief Executive Officer, such percentage can equal up to 200% of base salary (restricted to 150% in 2008 and 160% in 2009). The Plan includes a “clawback” provision providing for the forfeiture of incentives in the event of material financial restatements. The Plan is administered by the Compensation Committee.

The Compensation Committee may, in its discretion, discontinue the payment of any incentive awards if a participant’s employment is terminated for cause; if a participant competes with NewAlliance or interferes with the Company’s business relationships, either while employed with NewAlliance or after the termination of employment; or if a participant discloses any of the Company’s confidential information.

Plan-Based Compensation

The following tables provide information regarding plan-based compensation for 2009, and certain cumulative information about stock awards to the NEOs. Non-equity awards, or cash bonuses, are made each year under the Executive Incentive Plan, with the amount earned based on the satisfaction of performance criteria. Dividends on restricted stock (other than performance share awards) are paid to the award recipient on the same basis as dividends are paid to all other NewAlliance shareholders.

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	All Other Option Awards
Name (a)	Award Type	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Number of Shares of Stock or Units (#) (i)	Number of Securities Under- lying Options (#) (j)	Exercise or Base price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)

Peyton R. Patterson
	Executive Incentive Plan	N/A	294,580	589,160	1,178,320	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Performance Shares(2)	5/29/09	N/A	N/A	N/A	147,290	294,579	589,158	N/A	N/A	N/A	421,835
	Restricted Stock Awards(3)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	22,765	N/A	N/A	294,579
	Stock Options (4)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	103,478	12.94	245,243

Glenn I. MacInnes
	Executive Incentive Plan	N/A	17,500	35,000	70,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Restricted Stock Awards(3)	11/2/09	N/A	N/A	N/A	N/A	N/A	N/A	30,000	N/A	N/A	330,300
	Stock Options (4)	11/2/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30,000	11.01	57,900

Gail E. D. Brathwaite
	Executive Incentive Plan	N/A	109,239	218,478	436,956	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Performance Shares(2)	5/29/09	N/A	N/A	N/A	39,448	78,895	157,790	N/A	N/A	N/A	112,977
	Restricted Stock Awards(3)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	6,097	N/A	N/A	78,895
	Stock Options (4)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	27,714	12.94	65,682

Donald T. Chaffee
	Executive Incentive Plan	N/A	61,999	123,998	247,995	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Performance Shares(2)	5/29/09	N/A	N/A	N/A	25,259	50,518	101,036	N/A	N/A	N/A	72,341
	Restricted Stock Awards(3)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	3,904	N/A	N/A	50,518
	Stock Options (4)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17,745	12.94	42,056

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	All Other Option Awards
Name (a)	Award Type	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Number of Shares of Stock or Units (#) (i)	Number of Securities Under- lying Options (#) (j)	Exercise or Base price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)

Cecil Eugene Kirby, Jr.
	Executive Incentive Plan	N/A	86,000	172,000	344,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Performance Shares (2)	5/29/09	N/A	N/A	N/A	33,443	66,887	133,774	N/A	N/A	N/A	95,782
	Restricted Stock Awards (3)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	5,169	N/A	N/A	66,887
	Restricted Stock Awards (3)	5/4/09	N/A	N/A	N/A	N/A	N/A	N/A	15,000	N/A	N/A	205,500
	Stock Options (4)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	23,496	12.94	55,686
	Stock Options (4)	5/4/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30,000	13.70	74,100

Diane L. Wishnafski
	Executive Incentive Plan (5)	N/A	72,100	144,200	288,400	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Performance Shares (5)	5/29/09	N/A	N/A	N/A	26,436	52,873	105,746	N/A	N/A	N/A	75,714
	Restricted Stock Awards (5)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	4,086	N/A	N/A	52,873
	Stock Options (5)	5/29/09	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,573	12.94	44,018

Merrill B. Blanksteen
	Executive Incentive Plan (6)	N/A	115,110	230,220	460,440	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)

The amounts shown are representative potential awards payable to the NEOs under the Executive Incentive Plan for 2009. Actual payments were made in the first quarter of 2010 as disclosed in column (g) of the Summary Compensation Table beginning on page 44 above. The amounts shown for each of Mr. Kirby and MacInnes represent the potential awards payable based upon number of months employed by NewAlliance, as each began his employment during 2009. Annualized amounts are $129,000, $258,000 and $516,000 for Mr. Kirby at Threshold, Target and Maximum levels, respectively and $105,000, $210,000 and $420,000 for Mr. MacInnes at Threshold, Target and Maximum levels, respectively.

(2)	With respect to the performance share awards granted on May 29, 2009, the number of shares to be paid will depend upon NewAliance’s total shareholder return (defined as share price appreciation from May 29, 2009 through the end of the performance period, plus total dividends paid by NewAlliance during such period) as a percentage of the total shareholder return for all companies included in the SNL Thrift Index at both the beginning and the end of the performance period. The performance period will end upon the earlier of May 31, 2012 or a change in control of NewAlliance, except that with respect to individual participants whose employment is terminated due to death or disability prior to such time, the last day of the performance period shall be deemed to be the date the participant’s employment is terminated. If a participant’s employment is terminated for any other reason, his or her unvested performance share awards will be forfeited. No performance shares will be earned if NewAlliance’s total shareholder return is below the 35th percentile of the companies in the SNL Thrift Index, with the target number of shares to be paid if NewAlliance’s performance is at the 50th percentile and with the maximum of 200% of the target amount to be paid if NewAlliance’s performance is at the 85th percentile or higher. If the performance period ends prior to May 31, 2012 due to a change in control or a participant’s death or disability, then the number of performance shares earned will be pro-rated to reflect the shortened period.

(3)

Each of the restricted stock awards granted on May 29, 2009 become 100% vested on May 31, 2012. The restricted stock awards granted to Mr. Kirby on May 4, 2009 and to Mr. MacInnes on November 2, 2009 each become one-third vested on each of the first three annual anniversaries of the date of grant. In addition, notwithstanding the foregoing scheduled vesting dates, each of the restricted stock awards will become fully vested upon a change in control or if the participant’s employment is terminated due to death or disability. If a participant’s employment is terminated for any other reason, his or her unvested restricted stock awards will be forfeited. Dividends on the restricted stock awards will accumulate from the date of grant to the date of vesting at the same rate that dividends are paid to the Company’s shareholders, with the accumulated dividends to be paid at the time the awards vest.

(4)

Each of the stock options granted in 2009 become one-fourth vested on each of the first four annual anniversaries of the date of grant, except that the vesting dates for the grants on May 29, 2009 are May 31, 2010, May 31, 2011, May 31, 2012 and May 31, 2013. Notwithstanding the foregoing scheduled vesting dates, each of the stock option grants will become fully vested upon a change in control or if the participant’s employment is terminated due to death, disability or retirement. If a participant’s employment is terminated for any other reason, his or her unvested stock options will be forfeited.

(5)	These awards were forfeited when Ms. Wishnafski retired on January 4, 2010 pursuant to the amendment to her employment agreement in June 2009.

(6)	This award was forfeited when Mr. Blanksteen elected to retire in May 2009.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($) (j)
Peyton R. Patterson	1,890,300	0	0	14.39	6/17/2015	299,600(3)	3,598,196	0	0
Peyton R. Patterson	0	103,478	0	12.94	5/29/2019	22,765(4)	273,408	22,960	275,750
Glenn I. MacInnes	0	30,000(4)	0	11.01	11/2/2019	30,000(5)	360,300	0	0
Gail E.D. Brathwaite	720,000	0	0	14.39	6/17/2015	144,400(3)	1,734,244	0	0
Gail E.D. Brathwaite	0	27,714	0	12.94	5/29/2019	6,097(4)	73,225	6,149	73,849
Donald T. Chaffee	275,000	0	0	14.39	6/17/2015	62,000(3)	744,620	0	0
Donald T. Chaffee	0	17,745	0	12.94	5/29/2019	3,904(4)	46,887	3,937	47,283
Cecil Eugene Kirby, Jr.	0	30,000(5)	0	13.70	5/4/2019	15,000(6)	180,150	0	0
Cecil Eugene Kirby, Jr.	0	23,496	0	12.94	5/29/2019	5,169(4)	62,080	5,213	62,608
Diane L. Wishnafski	340,000	0	0	14.39	6/17/2015	68,800(3)	826,288	0	0
Diane L. Wishnafski	5,000	0	0	13.89	6/26/2006	0	0	0	0
Diane L. Wishnafski	0	18,573	0	12.94	5/29/2019	4,086(4)	49,073	4,121	49,493

(1)

Except as otherwise noted, all of the stock options granted in 2009 are scheduled to become one-fourth vested on each of the first four annual anniversaries of the date of grant, except that the vesting dates for the grants on May 29, 2009 are May 31, 2010, May 31, 2011, May 31, 2012 and May 31, 2013.

(2)

These performance share awards are scheduled to vest on May 31, 2012, with the number of shares to be earned dependent upon NewAlliance’s total shareholder return as a percentage of the total shareholder return for all companies in the SNL Thrift Index at both the beginning and the end of the performance period. The number of performance shares reported in column (i) is based on NewAlliance achieving 100.8571% of the target level of performance as of December 31, 2009. The market value in column (j) equals the number of performance shares deemed earned in column (i) multiplied by the closing price of $12.01 per share of NewAlliance common stock on December 31, 2009.

(3)	These restricted stock awards are all time-vesting only and, unless otherwise noted, the remaining vesting dates and numbers of shares scheduled to vest with respect to these awards are as follows:

Vesting Dates	Patterson	Brathwaite	Chaffee	Wishnafski
1/1/2010	112,350	54,150	23,250	25,800
1/1/2011	112,350	54,150	23,250	25,800
1/1/2012	74,900	36,100	15,500	17,200

(4)	These restricted stock awards are all time-vesting only and are scheduled to vest on May 31, 2012.

(5)

The stock options granted to Mr. MacInnes are scheduled to become one-fourth vested on each of November 2, 1010, November 2, 2011, November 2, 2012 and November 2, 2013. The restricted stock awarded to Mr. MacInnes is time-vesting only, with 10,000 shares scheduled to vest on each of November 2, 2010, November 2, 2011 and November 2, 2012.

(6)

The stock options granted to Mr. Kirby are scheduled to become one-fourth vested on each of May 4, 2010, May 4, 2011, May 4, 2012 and May 4, 2013. The restricted stock awarded to Mr. Kirby is time-vesting only and is scheduled to become vested at the following rate: 5,000 shares on May 4, 2010, 5,000 shares on May 4, 2011 and 5,000 shares on May 4, 2012.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

	Number of
	Shares Acquired	Value Realized on	Number of Shares	Value Realized on
	on Exercise	Exercise	Acquired on	Vesting
Name	(#)	($)	Vesting (#)	($)
(a)	(b)	(c)	(d)	(e)
Peyton R. Patterson	0	0	112,350	1,479,650 (1)
Glenn I. MacInnes	0	0	0	0
Gail E.D. Brathwaite	0	0	54,150	713,156 (1)
Donald T. Chaffee	0	0	23,250	306,203 (1)
Cecil Eugene Kirby, Jr.	0	0	0	0
Diane L. Wishnafski	0	0	25,800	339,786 (1)
Diane L. Wishnafski	0	0	583	6,839 (2)
Merrill B. Blanksteen	0	0	61,650	811,931 (1)
(1)	These shares vested on January 1, 2009, and the amount shown is based on a closing price of $13.17 per share on December 31, 2008.

(2)	These shares vested on June 26, 2009, and the amount shown is based on a closing price of $11.73 per share on June 26, 2009.

Retirement Plans

Pension Plan. NewAlliance Bank maintains a non-contributory defined benefit plan, or pension plan, known as the Employees Retirement Plan of NewAlliance Bank, which is intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. Employees hired or re-hired after January 1, 2008 are not eligible to participate in the plan. Generally, employees in the plan became eligible to participate in the pension plan once they reached age 21 and completed 1,000 hours of service in a consecutive 12-month period. Participants are credited with one year of vesting service for each plan year in which they complete at least 1,000 hours of service. Participants become fully vested in their benefits under the pension plan upon the completion of five years of vesting service.

In general, a participant’s normal retirement benefit under the Plan is determined by multiplying the participant’s years of benefit service, not to exceed 30 years, by the sum of (a) 1% of the participant’s average final compensation (defined as the average annual compensation for the five consecutive years that produce the highest average), plus (b) 1% of the amount by which the participant’s average final compensation exceeds “covered compensation,” determined in accordance with tables issued by the Social Security Administration. However, because the benefit formula under the pension plan has been amended over the years, the formula used to determine a particular participant’s benefit may vary depending upon when years of benefit service were credited.

In general, the plan provides for a monthly retirement benefit that, unless otherwise deferred, is payable beginning on the participant’s normal retirement date, which is the first day of the month following the later of a participant’s 65th birthday and the date on which a participant completes five years of benefit service. A participant may also be eligible to receive a monthly retirement benefit under the plan commencing on his or her early retirement date, which is the first day of the month following the later of a participant’s 55th birthday and the date on which a participant completes 10 years of benefit service. Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the plan. In addition, a participant may also receive a disability benefit under the plan in the event of certain circumstances set forth in the plan. Participants credited with five years of vesting service whose employment terminates may also be eligible to receive benefits under the plan.

At December 31, 2009, the Plan’s liabilities exceeded assets by approximately $10.5 million. The approximate years of benefit service credited under the Plan as of December 31, 2009 for the Named Executive Officers was as follows:

Name	Years of Service

Peyton R. Patterson	9
Glenn I. MacInnes	N/A
Gail E. D. Brathwaite	8
Donald T. Chaffee	8
Cecil Eugene Kirby, Jr.	N/A
Diane L. Wishnafski	25
Merrill B. Blanksteen	17

Supplemental Executive Retirement Plans. NewAlliance also maintains the Supplemental Executive Retirement Plan, or SERP, a non-tax-qualified, supplemental retirement plan that provides certain executives, including the NEOs, with pension benefits that cannot be provided directly through the tax-qualified employee pension plan because of Internal Revenue Code limits on benefits payable through a tax-qualified plan. The SERP pays to each participant an amount equal to the amount that would have been payable under the terms of the pension plan but for the limitations in the Internal Revenue Code, less the amount payable under the terms of the pension plan. The SERP also includes short-term incentive compensation in the definition of income. The SERP provides that benefits will be in the form of a single life annuity if the participant is single or a joint and 50% survivor annuity if the participant is married, except that participants may elect to receive their SERP benefits in the form of (a) a lump sum distribution, (b) a joint and 100% survivor annuity if married, (c) a five-year certain annuity, or (d) a ten-year certain annuity, with each alternative form being actuarially equivalent. If a participant has a separation from service following a change in control, then the SERP benefits shall be paid in a single lump sum discounted to present value.

The following table provides information regarding the retirement benefits for Named Executive Officers under the Pension Plan and the SERP.

Pension Benefits

			Present Value of
		Number of Years	Accumulated	Payments During
		Credited Service	Benefits(1)	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Peyton R. Patterson	Retirement Plan	9	218,630	0
	SERP	9	2,359,223	0
Glenn I. MacInnes	Retirement Plan	N/A	N/A	N/A
	SERP	N/A	N/A	N/A
Gail E. D. Brathwaite	Retirement Plan	8	171,901	0
	SERP	8	584,309	0
Donald T. Chaffee	Retirement Plan	8	291,645	0
	SERP	8	761,479	0
Cecil Eugene Kirby	Retirement Plan	N/A	N/A	N/A
	SERP	N/A	N/A	N/A
Diane L. Wishnafski	Retirement Plan	25	666,446	0
	SERP	25	1,107,343	0
Merrill B. Blanksteen	Retirement Plan	17	410,038	15,874 (2)
	SERP	17	0	3,103,218 (2)

(1)

These amounts represent the actuarial present value of each NEO’s accumulated benefits payable at normal retirement age under the Retirement Plan and the pension plan SERP at December 31, 2009. Assumptions made in calculating these amounts are disclosed in footnote 12, “Pension and Other Postretirement Benefit Plans” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2009, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders and are incorporated herein by reference. In prior years, NewAlliance had disclosed this information based on target incentive compensation. The current amounts are based on actual incentive compensation. These plans no longer accept new participants and, as a consequence, no benefits are shown for Messrs. Kirby and MacInnes.

(2)

Mr. Blanksteen started receiving his pension benefits under the Retirement Plan in the form of a monthly annuity on June 1, 2009 in the amount of $2,267.73, and he received a lump sum payment of his early retirement SERP benefits in December 2009. Because Mr. Blanksteen had 17 years of service under the pension SERP, he was entitled to a benefit equal to 40% of his average base salary and bonuses over the 36 highest paid consecutive months of employment, compared to 44% of such highest average earnings if he had reached normal retirement age with 17 years of service. Because the early retirement benefits are able to be paid as soon as six months following the early retirement date, the lump sum present value of Mr. Blanksteen’s early retirement benefits were higher that than the current present value of his normal retirement benefits.

NewAlliance also maintains the 401(k) Supplemental Executive Retirement Plan, or 401(k) SERP, and the Employee Stock Ownership Plan Supplemental Executive Retirement Plan, or ESOP SERP, to provide supplemental benefits to certain employees designated by the Board of Directors whose benefits under the Employee Stock Ownership Plan and the

NewAlliance 401(k) Plan are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits under the 401(k) SERP and the ESOP SERP will equal the amount of the additional benefits the participants would otherwise receive under the 401(k) Plan and the ESOP, respectively, in the absence of the income limitations imposed by the Internal Revenue Code.

The following tables provide information regarding these two defined contribution plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Non-qualified Defined Contribution Plan Benefits
401(k) SERP

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals /	Balance at Last
	Last FY	Last FY(1)	FY(2)	Distributions	FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Peyton R. Patterson	0	47,987	(8,913)	0	171,470

Glenn I. MacInnes	0	0	0	0	0

Gail E. D. Brathwaite	0	14,908	(2,566)	0	50,463

Donald T. Chaffee	0	7,480	(1,377)	0	26,600

Cecil Eugene Kirby	0	0	0	0	0

Diane L. Wishnafski	0	4,631	(1,488)	0	25,364

Merrill B. Blanksteen(3)	0	8,862	(3,764)	(40,417)	8,862

(1)

The contributions and other allocations in this column are included in the All Other Compensation column in the summary compensation table for 2009. The amounts in this column exclude allocations of dividends, which are included in the earnings column.

(2)

The amounts shown in the earnings column include depreciation in the value of NewAlliance common stock during the year, which amount is not included in the summary compensation table. The earnings column also includes dividends on NewAlliance’s common stock, and the amount of dividends are included (together with employer contributions) in the All Other compensation column in the summary compensation column.

(3)	Mr. Blanksteen received a lump sum distribution of his benefits under both the 401(k) SERP and the ESOP SERP in December 2009.

ESOP SERP

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals /	Balance at Last
	Last FY	Last FY(1)	FY(2)	Distributions	FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Peyton R. Patterson	0	27,145	(20,327)	0	310,369

Glenn I. MacInnes	0	0	0	0	0

Gail E. D. Brathwaite	0	8,433	(5,968)	0	91,619

Donald T. Chaffee	0	4,231	(3,694)	0	55,838

Cecil Eugene Kirby	0	0	0	0	0

Diane L. Wishnafski	0	2,620	(3,564)	0	52,470

Merrill B. Blanksteen(3)	0	5,013	(8,577)	(92,555)	5,013

(1)

The contributions in this column are included in the All Other Compensation column in the summary compensation table for 2009. The amounts in this column exclude allocations of dividends, which are included in the earnings column.

(2)

The amounts shown in the earnings column include depreciation in the value of NewAlliance common stock, which amount is not included in the summary compensation table. The earnings column also includes dividends on NewAlliance’s common stock, and the amount of dividends are included (together with employer contributions) in the All Other compensation column in the summary compensation column.

(3)	Mr. Blanksteen received a lump sum distribution of his benefits under both the 401(k) SERP and the ESOP SERP in December 2009.

Potential Payments Upon Termination of Employment or Change in Control

NewAlliance has entered into certain agreements and maintains certain plans that will require NewAlliance to provide compensation to Named Executive Officers in the event of a termination of employment or a change in control of NewAlliance Bancshares or NewAlliance Bank. Those agreements are described above under the caption “Employment Agreements.” The amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below.

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – Patterson

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$1,178,320	$1,178,320	$1,178,320	$–
Accrued vacation pay (b)	14,163	–	14,163	14,163	14,163	14,163

Severance payments and benefits: (c)
Base salary (d)	–	–	2,182,834	2,209,350	–	–
Bonuses (e)	–	–	2,115,549	2,141,247	–	–
401(k) matching contributions (f)	–	–	28,919	28,919	–	–
401(k) SERP (g)	–	–	141,604	141,604	–	–
ESOP allocations (h)	–	–	16,358	–	–	–
ESOP SERP (i)	–	–	80,102	80,102	–	–
Pension plan SERP (j)	–	–	7,718,341	6,873,727	–	–
Insurance premiums (k)	–	–	45,500	45,500	–	–
§280G tax gross-up (l)	–	–	–	5,625,362	–	–

Equity awards: (m)
Unvested stock options (n)	–	–	–	–	–	–
Unvested restricted stock awards (o)	–	–	3,871,604	3,871,604	3,871,604	–
Unvested performance-based stock awards (p)	–	–	–	275,750	275,750	–

Total payments and benefits (q)	$14,163	$–	$17,393,294	$22,485,648	$5,339,837	$14,163

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – MacInnes

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$70,000	$70,000	$70,000	$–
Accrued vacation pay (b)	–	–	–	–	–	–

Severance payments and benefits: (c)
Base salary (d)	–	–	778,049	1,050,000	–	–
Bonuses (e)	–	–	466,829	–	–	–
401(k) matching contributions (f)	–	–	21,756	28,919	–	–
401(k) SERP (g)	–	–	–	–	–	–
ESOP allocations (h)	–	–	–	–	–	–
ESOP SERP (i)	–	–	–	–	–	–
Pension plan SERP (j)	–	–	–	–	–	–
Insurance premiums (k)	–	–		–	–	–
§280G tax cutback (l)	–	–	–	–	–	–

Equity awards: (m)
Unvested stock options (n)	–	–	–	30,000	30,000	–
Unvested restricted stock awards (o)	–	–	–	360,300	360,300	–
Unvested performance-based stock awards (p)	–	–	–	–	–	–

Total payments and benefits (q)	$–	$–	$1,336,634	$1,539,219	$460,300	$–

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – Brathwaite

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$436,956	$436,956	$436,956	$–
Accrued vacation pay (b)	7,003	–	7,003	7,003	7,003	7,003

Severance payments and benefits: (c)
Base salary (d)	–	–	809,460	1,092,390	–	–
Bonuses (e)	–	–	571,199	770,850	–	–
401(k) matching contributions (f)	–	–	21,756	28,919	–	–
401(k) SERP (g)	–	–	33,096	43,992	–	–
ESOP allocations (h)	–	–	12,307	–	–	–
ESOP SERP (i)	–	–	18,721	24,885	–	–
Pension plan SERP (j)	–	–	2,249,984	2,516,118	–	–
Insurance premiums (k)	–	–	18,766	25,855	–	–
§280G tax gross-up (l)	–	–	–	2,135,674	–	–

Equity awards: (m)
Unvested stock options (n)	–	–	–	–	–	–
Unvested restricted stock awards (o)	–	–	1,807,469	1,807,469	1,807,469	–
Unvested performance-based stock awards (p)	–	–	–	73,849	73,849	–

Total payments and benefits (q)	$7,003	$–	$5,986,717	$8,963,960	$2,325,277	$7,003

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – Chaffee

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$247,995	$247,995	$480,395	$
Accrued vacation pay (b)	5,299	–	5,299	5,299	5,299		5,299

Severance payments and benefits: (c)
Base salary (d)	–	–	544,486	826,650	–		–
Bonuses (e)	–	–	314,494	477,471	–		–
401(k) matching contributions (f)	–	–	19,359	28,919	–		–
401(k) SERP (g)	–	–	14,776	22,073	–		–
ESOP allocations (h)	–	–	10,951	–	–		–
ESOP SERP (i)	–	–	8,358	12,485	–		–
Pension plan SERP (j)	–	–	1,743,940	1,696,066	–		–
Insurance premiums (k)	–	–	26,359	41,547	–		–
§280G tax cutback (l)	–	–	–	–	–		–

Equity awards: (m)
Unvested stock options (n)	–	–	–	–	–		–
Unvested restricted stock awards (o)	–	–	–	791,507	791,507		–
Unvested performance-based stock awards (p)	–	–	–	47,283	47,283		–

Total payments and benefits (q)	$5,299	$–	$2,936,017	$4,197,295	$1,324,484		$5,299

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – Kirby

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$344,000	$344,000	$344,000	$–
Accrued vacation pay (b)	–	–	–	–	–	–

Severance payments and benefits: (c)
Base salary (d)	–	–	955,888	1,290,000	–	–
Bonuses (e)	–	–	–	–	–	–
401(k) matching contributions (f)	–	–	21,756	28,919	–	–
401(k) SERP (g)	–	–	–	–	–	–
ESOP allocations (h)	–	–	–	–	–	–
ESOP SERP (i)	–	–	–	–	–	–
Pension plan SERP (j)	–	–	–	–	–	–
Insurance premiums (k)	–	–	40,184	55,363	–	–
§280G tax cutback (l)	–	–	–	(336,479)	–	–

Equity awards: (m)
Unvested stock options (n)	–	–	–	–	–	–
Unvested restricted stock awards (o)	–	–	–	242,230	242,230	–
Unvested performance-based stock awards (p)	–	–	–	62,608	62,608	–

Total payments and benefits (q)	$–	$–	$1,361,828	$1,686,641	$648,838	$–

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2009 – Wishnafski

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (r)	Retirement (s)

Bonus for 2009 (a)	$–	$–	$144,200	$144,200	$–	$–
Accrued vacation pay (b)	5,546	–	5,546	5,546	5,546	5,546

Severance payments and benefits: (c)
Base salary (d)	–	–	569,877	865,200	–	–
Bonuses (e)	–	–	284,939	244,716	–	–
401(k) matching contributions (f)	–	–	19,359	28,919	–	–
401(k) SERP (g)	–	–	9,148	13,666	–	–
ESOP allocations (h)	–	–	10,951	–	–	–
ESOP SERP (i)	–	–	5,175	7,731	–	–
Pension plan SERP (j)	–	–	–	–	–	–
Insurance premiums (k)	–	–	26,576	41,889	–	–
§280G tax cutback (l)	–	–	–	–	–	–

Equity awards: (m)
Unvested stock options (n)	–	–	–	–	–	–
Unvested restricted stock awards (o)	–	–	–	875,361	875,361	–
Unvested performance-based stock awards (p)	–	–	–	49,493	49,493	–

Total payments and benefits (q)	$5,546	$–	$1,075,717	$2,276,721	$930,400	$5,546

(a)

Each Executive’s employment agreement entitles the Executive to receive the amount of his or her bonus under the 2009 Executive Incentive Program or the EIP which is actually earned for the year in which the Executive’s employment is terminated, pro-rated through the date of termination, except that Ms. Wishnafski is entitled to receive her pro-rated target bonus for the year in which her employment is terminated. The bonuses in the Involuntary Termination and Change in Control columns equal the annual bonus to be paid to the Executive for 2009 based on actual performance through December 31, 2009, except that the amount for Ms. Wishnafski represents her target bonus for 2009. The bonus in the Death or Disability column represents the annual bonus to be paid to the Executive for 2009, based on actual performance through December 31, 2009. Bonuses under the EIP are pro-rated for the number of days employed during the year in the event of involuntary termination without cause, termination of employment following a change in control, death or normal retirement. None of the named executive officers have reached normal retirement age. No pro rata bonus is paid in the event of voluntary termination of employment, termination for cause or termination due to disability. The bonus amounts for Mr. Chaffee exclude a $230,400 bonus to be paid in March 2010 for acting as the Interim Chief Financial Officer for six months in 2009, as this bonus was paid outside of the EIP and would not be included in a termination payment.

(b)

Employees are credited with vacation time at the beginning of each calendar year based on position and tenure. If an employee voluntarily resigns, dies or retires during the year, he or she is paid for a portion of the current year’s unused vacation time. A payment would also be made if employment was involuntarily terminated without cause or following a change in control. If an employee’s employment is terminated for cause or due to disability, no payment is made for any unused vacation time. Because only one week of vacation time is eligible for carryover into the next calendar year, and because the termination of employment is assumed to occur on the last business day of the year, the amounts shown in each case represent one week of base salary for each Executive other than Messrs. MacInnes and Kirby.

(c)

These severance payments and benefits are payable if the Executive’s employment is terminated either (i) by NewAlliance or NewAlliance Bank for any reason other than cause, death or disability or (ii) by the Executive if NewAlliance or NewAlliance Bank takes certain adverse actions (a “good reason” termination). The amounts are generally higher if the termination of employment occurs concurrently with or subsequent to a change in control. The amounts in the Involuntary Termination column assume that the executive does not become employed subsequent to the first year following termination of employment through the expiration of the executive’s applicable severance period. Any compensation earned by the executive during such period would offset NewAlliance’s severance benefit obligations dollar for dollar.

(d)

The Involuntary Termination column represents a lump sum payment equal to the base salary the Executive would have received for 3 additional years for Ms. Patterson, 2.25 additional years for each of Mr. MacInnes, Ms. Brathwaite and Mr. Kirby, and 2 additional years for each of Mr. Chaffee and Ms. Wishnafski (referred to in this proxy statement as the Severance Period), in each case discounted to present value using the applicable short-term IRS discount rate. The Change in Control column represents a lump sum payment equal to three times each Executive’s current base salary at the time of termination of employment.

(e)

The Involuntary Termination column represents a lump sum payment equal to (i) the highest bonus earned by the Executive in the prior three calendar years, multiplied by (ii) the number of years in each Executive’s Severance Period, with such product discounted to present value using the applicable short-term IRS discount rate. The amount for Mr. Kirby is $0 because he was hired in 2009, and the amount of the bonus for Mr. MacInnes in his first year is deemed to be $210,000 pursuant to his employment agreement. The Change in Control column represents a lump sum payment equal to three times the Executive’s highest bonus earned in any of the three preceding calendar years, which amount is $0 for each of Messrs. MacInnes and Kirby because they were hired in 2009.

(f)

The Involuntary Termination column represents a lump sum payment equal to the estimated employer matching contributions that would have been allocated to the Executive’s 401(k) account for the Executive’s Severance Period, discounted to present value using the applicable short-term IRS discount rate. The Change in Control column represents a lump sum payment equal to the estimated employer matching contributions that would have been allocated to the Executive’s 401(k) account for three additional years, discounted to present value using the applicable short-term IRS discount rate. In each case the amount for Mr. MacInnes is $0 because he was not yet a participant in the 401(k) plan at December 31, 2009.

(g)

The Involuntary Termination column represents a lump sum payment equal to the value of the additional contributions that would have been made to the Executive’s account under the 401(k) supplemental executive retirement plan (referred to in this proxy statement as the 401(k) SERP) for the Executive’s Severance Period, discounted to present value using the applicable short-term IRS discount rate, assuming the contribution in each additional year is the same as the contribution in 2009. The Change in Control column represents a lump sum payment equal to the value of the additional contributions to the Executive’s 401(k) SERP account for three additional years, discounted to present value using the applicable short-term IRS discount rate. In each case the amount for Mr. MacInnes is $0 because he was not yet a participant in the 401(k) SERP at December 31, 2009.

(h)

The Involuntary Termination column represents a lump sum payment equal to the value of the estimated number of shares of NewAlliance’s common stock that would have been allocated to the Executive’s ESOP account for the Executive’s Severance Period, discounted to present value using the applicable IRS discount rate, assuming the number of shares allocated in each additional year is the same number allocated in 2009. Excluding the additional ESOP allocations shown in the tables with respect to future periods, Ms. Patterson, Mr. MacInnes, Ms. Brathwaite, Mr. Chaffee, Mr. Kirby and Ms. Wishnafski are projected to hold 7,579, 0, 7,916, 7,802, 551 and 7,671 shares, respectively, of NewAlliance’s common stock in their ESOP accounts (which include the 401(k) matching contributions) as of December 31, 2009. Based on the December 31, 2009 closing price of $12.01 per share, these shares would have a value of approximately $91,000, $0, $95,100, $93,700, $6,660 and $92,100, respectively. In the Change in Control column, the ESOP will be terminated and the unallocated ESOP shares will first be used to repay the outstanding ESOP loan. Any remaining unallocated ESOP shares will then be allocated among ESOP participants on a pro rata basis based on account balances. Because the remaining principal balance of the ESOP loan exceeds the value of the remaining unallocated ESOP shares based on the December 31, 2009 closing price of $12.01 per share, no additional ESOP allocation is shown in the Change in Control column.

(i)

The Involuntary Termination column represents a lump sum payment equal to the value of the additional contributions that would have been made to the Executive’s ESOP SERP account for the Severance Period, discounted to present value using the applicable short-term IRS discount rate, assuming the contribution in each additional year is the same as the contribution in 2009. The Change in Control column represents a lump sum payment equal to the value of the additional contributions to the Executive’s ESOP SERP account for three additional years, discounted to present value using the applicable short-term IRS discount rate. In each case the amount for Mr. MacInnes is $0 because he was not yet a participant in the ESOP SERP at December 31, 2009.

(j)

In the Involuntary Termination column, each Executive (excluding Messrs. Kirby and MacInnes) is deemed to be 100% vested in his or her pension plan SERP benefit and to have remained employed for the remainder of the Executive’s Severance Period. In the Change in Control column, each Executive (excluding Messrs. Kirby and MacInnes) is deemed to be 100% vested in his or her pension plan SERP benefit and to have remained employed for three additional years. In addition, the Change in Control column reflects the value of additional age credits for Ms. Patterson and Ms. Brathwaite. Messrs. MacInnes and Kirby are not eligible to participate in the frozen pension plan or the related pension plan SERP.

(k)

The Involuntary Termination column represents the estimated cost of continuing medical, dental, life and accident insurance premiums for the Executive’s Severance Period, and the Change in Control column represents the estimated cost of continuing medical, dental, life and accident insurance premiums for three years for each Executive. In addition, each of the two foregoing columns include a lump sum cash payment in lieu of continued long-term disability coverage, with the lump sum equal to the projected cost of providing such coverage for the Executive’s Severance Period in the Involuntary Termination column and for three years for each Executive in the Change in Control column. The estimated costs assume the current premiums increase by 10% in each of 2011 and 2012. The amounts have not been discounted to present value.

(l)

The parachute amounts associated with the payments and benefits to each Executive in the Change in Control column are subject to a 20% excise tax to the extent they exceed three times the Executive’s average taxable income for the five years ended

December 31, 2008 (referred to in this proxy statement as the Section 280G Cap), except that the Section 280G Cap for each of Messrs. MacInnes and Kirby equals their respective annualized compensation for 2009. The employment agreements with Ms. Patterson and Ms. Brathwaite require them to in good faith consider and take steps commonly used to minimize or eliminate any excise tax or gross-up payment by NewAlliance. If a change in control was to occur, NewAlliance believes that the Section 280G gross-up payments could be reduced or even eliminated if the timing of the change in control permitted tax planning to be done. However, if the excise tax cannot be avoided, then NewAlliance has agreed in its employment agreements with Ms. Patterson and Ms. Brathwaite to pay the 20% excise tax and the additional federal, state and local income taxes and excise taxes on such reimbursement in order to place such Executives in the same after-tax position they would have been in if the excise tax had not been imposed. The employment agreements for Mr. MacInnes, Mr. Kirby, Mr. Chaffee and Ms. Wishnafski provide that their total parachute payments will be reduced to the Executive’s Section 280G Cap, unless the Executive would receive a greater after-tax amount if they received their total parachute payments and paid the resulting 20% excise tax. Assuming a change in control had occurred at December 31, 2009, Mr. Kirby’s parachute payments would have been reduced to his Section 280G Cap. NewAlliance is not able to take a federal tax deduction for excess parachute payments.

(m)

Because the exercise price of each vested stock option held by Ms. Patterson, Ms. Brathwaite, Mr. Chaffee and Ms. Wishnafski exceeds the December 31, 2009 closing price of $12.01 per share of NewAlliance common stock, the vested stock options had no immediate cash value at December 31, 2009. In the event of a termination of employment, the Executive (or the Executive’s estate in the event of death) will have the right to exercise vested stock options for the period specified in the Executive’s option grant agreement. If the termination of employment occurs following a change in control, the Executive can exercise the vested stock options for the remainder of the original ten-year term of the option. None of the stock options granted to Messrs. MacInnes and Kirby had vested as of December 31, 2009.

(n)

Because the exercise price of each unvested stock option held by each Executive (other than the grant to Mr. MacInnes in November 2009) exceeds the December 31, 2009 closing price of $12.01 per share of NewAlliance common stock, the unvested stock options had no immediate cash value at December 31, 2009 (other than Mr. MacInnes’ unvested stock option). All unvested stock options will become fully vested upon death, disability, normal retirement on or after age 65 with at least five years of service, or a change in control, including a change in control without a termination of employment.

(o)

All unvested restricted stock awards which are not performance-based are deemed fully earned upon death, disability, normal retirement on or after age 65 with at least five years of service, or a change in control, including a change in control without a termination of employment. With respect to Ms. Patterson and Ms. Brathwaite, under the terms of their employment agreements in the event of their termination without cause or for good reason, they are permitted to surrender their unvested restricted stock awards for a cash payment in the amount shown, subject to continued compliance with the non-competition provisions contained in their employment agreements. The amounts shown in the tables exclude cash dividends which accrue on the unvested restricted stock awards and which are paid at the time the awards vest.

(p)

NewAlliance granted performance-based stock awards in May 2009, and the performance period generally expires on May 31, 2012. However, if a change in control or a termination of employment due to death or disability occurs during the performance period, then the performance period ends on the date of such change in control, death or disability and the number of shares earned on a pro rata basis is delivered to the applicable Executive. The tables show the fair market value of the performance shares that would have been earned if the performance period expired on December 31, 2009, based on NewAlliance’s performance through December 31, 2009 in comparison to the SNL Thrift Index.

(q)

Does not include the value of the vested benefits to be paid under the tax-qualified pension plan, 401(k) plan and ESOP and the related SERPs. See the Pension Benefits table and the Nonqualified Deferred Compensation table. The 401(k) and ESOP SERPs had a combined balance at December 31, 2009 of approximately $482,000 for Ms. Patterson, $0 for Mr. MacInnes, $142,000 for Ms. Brathwaite, $82,000 for Mr. Chaffee, $0 for Mr. Kirby and $78,000 for Ms. Wishnafski, based on the closing sales price of NewAlliance’s common stock of $12.01 per share on December 31, 2009. Absent the accelerated vesting upon an involuntary termination without cause or a termination of employment following a change in control, no Executive had a vested benefit under the pension plan SERP as of December 31, 2009, except that Ms. Wishnafski had a vested early retirement benefit of $2.6 million at December 31, 2009.

(r)

If an Executive’s employment had terminated due to death on December 31, 2009, the Executive’s beneficiaries or estate would have received life insurance proceeds equal to two times the Executive’s current base salary, subject to a limit of $1.0 million, plus in certain cases supplemental death benefits. The life insurance proceeds as of December 31, 2009 would have equaled $1.0 million for Ms. Patterson, $0 for Mr. MacInnes (who did not become eligible for coverage until February 2010), $728,000 for Ms. Brathwaite, $601,000 for Mr. Chaffee, $1,110,000 for Mr. Kirby and $577,000 for Ms. Wishnafski. In addition to such amounts, NewAlliance Bank also maintains bank owned life insurance on behalf of each of the Executives other than Messrs. MacInnes, Chaffee and Kirby, which currently provides a $5,000 death benefit to each Executive’s beneficiaries or estate. The present value of the survivor death benefits payable under the pension plan and related SERP as of December 31, 2009 amounted to approximately $97,000 for Ms. Patterson, $0 for Mr. MacInnes, $76,000 for Ms. Brathwaite, $141,000 for Mr. Chaffee, $0 for Mr. Kirby and $2.6 million for Ms. Wishnafski. If an Executive’s employment had terminated due to disability as of December 31, 2009, the Executive would have been entitled to receive monthly long-term disability benefits (following the exhaustion of their accrued sick time and short-term disability benefits) in an amount equal to 60% of their monthly salary (subject to a maximum benefit of $15,000 per month) until they reach their normal retirement age of age 65, except for Mr. MacInnes who did not become eligible for coverage until February 2010. In addition, the present value of the disability benefits payable under the pension plan and related SERP as of December 31, 2009 aggregated approximately $2.5 million for Ms. Patterson, $0 for Mr. MacInnes, $731,000 for Ms. Brathwaite, $1.0 million for Mr. Chaffee, $0 for Mr. Kirby and $1.7 million for Ms. Wishnafski. Messrs. MacInnes and Kirby are not eligible to participate in the frozen pension plan or the related SERP.

(s)

None of the Executives have reached normal retirement age of 65. Ms. Patterson, Mr. MacInnes, Ms. Brathwaite, Mr. Chaffee, Mr. Kirby and Ms. Wishnafski are projected to receive an annual benefit under the pension plan and related SERP, as applicable, of approximately $409,000, $0, $140,000, $104,000, $0 and $235,000, respectively, upon retirement at age 65. As of December 31, 2009, none of the Executives were eligible to receive early retirement benefits under the pension plan SERP, except that Ms. Wishnafski had a vested early retirement benefit of $2.6 million at such date.

Payments to Merrill Blanksteen

Mr. Blanksteen elected early retirement effective as of May 29, 2009. He received the following payments and benefits:

•	a cash lump sum payment in December 2009 of approximately $3.1 million, representing the present value of his pension plan SERP benefits;
•	a rollover distribution of his account balance in the 401(k) plan in the amount of $373,160 in August 2009;
•

11,288 shares of NewAlliance common stock in December 2009 with an aggregate value of $133,806 on December 1, 2009, representing the value of his combined accounts in the 401(k) SERP and the ESOP SERP;

•	pension benefits of approximately $2,300 per month, commencing June 1, 2009;
•	retiree medical coverage, with 100% of the premiums paid by Mr. Blanksteen;
•	a cash lump sum payment of approximately $37,000 on May 29, 2010 for his accrued vacation pay; and
•	continuation of $5,000 life insurance coverage for the remainder of his life.

In addition, Mr. Blanksteen will receive his vested benefits under the ESOP and his remaining account balances in the 401(k) SERP and the ESOP SERP in accordance with the terms of those plans. His account balance in the ESOP had a fair market value of $97,073 at December 31, 2009. Mr. Blanksteen’s account balances in the 401(k) SERP and the ESOP SERP amounted to $8,862 and $5,013, respectively, at December 31, 2009, and such amounts represented contributions to his accounts in those plans as of December 31, 2009. His unvested restricted stock awards were forfeited.

Payments to Diane Wishnafski

Ms. Wishnafski elected early retirement effective as of January 4, 2010. She received or will be entitled to receive the following payments and benefits:

•	a cash bonus of $144,200 by March 15, 2010 for her services in 2009 (in lieu of being entitled to an EIP bonus for 2009);
•	an estimated cash lump sum payment on August 2, 2010 of approximately $2.6 million, representing the present value of her pension plan SERP benefits;
•

6,481 shares of NewAlliance common stock on August 2, 2010, representing the value of her combined accounts in the 401(k) SERP and ESOP SERP, with the fair market value of the shares totaling approximately $80,000 on January 4, 2010;

•	pension benefits of $4,176 paid monthly commencing February 1, 2010;
•

$36,050 per month for 24 months (for an aggregate payment of $865,200) pursuant to the non-compete provisions in Ms. Wishnafski’s amended employment agreement, provided that she remains in material compliance with the non-compete provisions each month and provided that the payments for the first six months shall be delayed and paid in a lump sum on August 2, 2010, together with interest for the first six months;

•	retiree medical coverage, with 100% of the premiums to be paid by Ms. Wishnafski;
•	a cash lump sum payment of approximately $28,000 on January 8, 2010 for her accrued vacation pay; and
•	continuation of $5,000 life insurance coverage for the remainder of her life.

In addition, Ms. Wishnafski will receive her vested benefits under the ESOP and the 401(k) plan in accordance with the terms of those plans. Her account balances in the ESOP and the 401(k) plan had a fair market value of $94,054 and $330,841, respectively, at December 31, 2009. Her unvested restricted stock awards were forfeited.

Transactions with Directors and Executive Officers

Federal law and regulations generally require that all loans or extensions of credit to a director or an executive officer must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit a director or an executive officer to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

NewAlliance directors, executive officers and employees are permitted to borrow from NewAlliance Bank in accordance with the requirements of federal and state law. All loans made by NewAlliance Bank to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender. NewAlliance believes that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features.

Compensation of Directors

During 2009, non-employee directors were eligible to receive cash director fees determined by the Compensation Committee with the assistance of a consulting firm, Mercer reviewed by the Governance Committee and approved by the Board of Directors. The annual retainer and per meeting fees in 2009 were the same as they were in 2008. NewAlliance paid each non-employee director an annual retainer of $23,000 plus fees ranging from $1,000 to $2,000 per meeting, depending on the length of each meeting, for attendance at board and committee meetings. Director compensation was reviewed in 2008 and again in 2009. NewAlliance also paid to the Chair of each of the Audit, Compliance and CRA Committee, the Compensation Committee and the Governance Committee an additional annual retainer of $10,000, $5,000 and $5,000, respectively. The review conducted in 2008 concluded that the Lead Director position, previously uncompensated at NewAlliance, was undercompensated compared to peers, and the Committee and Board authorized an annual retainer fee of $10,000. All other committee chairs were paid an additional $500 per meeting for attendance at committee meetings in 2009.

The review in 2009 concluded that all elements of general director compensation are competitive with NewAlliance peers, except that the initial equity awards described below are much higher (noting that the peer group is not comprised predominately of recently converted institutions) and that the equity awards for new directors are approximately at median. The review also suggested an increase in the retainer to $25,000 to approximate the peer median, and to eliminate the time dependent meeting fee and include a uniform $1,500 meeting fee. The Compensation Committee is considering these and, possibly, other recommendations for implementation in 2010.

Non-employee directors may also receive awards under the 2005 Long-Term Compensation Plan. The awards are determined by the Compensation Committee, which consults with its advisors and reviews industry practice in determining these awards. The proposed awards are reviewed with the Governance Committee and the Board of Directors.

Each non-employee director in office on June 17, 2005 was granted an option to purchase 214,000 shares of Company common stock at an exercise price of $14.39 per share. These options vested with respect to 40% of the original grant on December 30, 2005 and 20% on the last business day of the year in 2006, 2007 and 2008. Each non-employee director at the time also received a restricted stock award consisting of 85,600 shares of common stock. The restrictions on each of these awards lapsed with respect to 15% of the shares on January 1, 2006, 2007, 2008, 2009 and 2010; the restrictions on the remainder of these awards will lapse with respect to 15% of the shares on January 1, 2011 and with respect to the remaining 10% of the shares on January 1, 2012. In accordance with the plan, upon the retirement of a non-employee director, the unvested portions of all option grants will become fully vested and any remaining restrictions on all restricted stock awards will lapse. Future long-term compensation for this group of non-employee directors is expected to be in the form of stock price appreciation, which will have a direct effect on the value of these stock options and restricted stock awards. No additional stock awards have been made to this group of directors since the 2005 awards.

Non-employee directors Anderson and Highsmith did not participate in the 2005 awards, as they became directors after those awards were granted. Instead, they receive annual awards based on a policy adopted by the Board of Directors for directors other than those who had participated in the initial awards. Accordingly, Messrs. Anderson and Highsmith received initial awards on their appointment to the Board on July 25, 2006 and October 31, 2006 respectively in the amounts of 6,541 and 6,105 stock options vesting ratably over 3 years and 1,052 and 929 restricted stock awards vesting over three years beginning January 1, 2007. In addition, in 2007, they received stock options and restricted shares in the amount of 7,852 stock options and 1,188 restricted shares each. The options and restricted stock vest ratably, for Mr. Anderson on July 25, 2008, July 25, 2009 and July 25, 2010 and for Mr. Highsmith on November 5, 2008, 2009 and 2010 (approximately the anniversaries of their appointments to the Board). In 2008, Mr. Anderson received 8,212 stock options and 1,163 restricted shares on August 4, 2008 and Mr. Highsmith received 7,194 stock options and 1,114 restricted shares on November 3, 2008. These options and restricted stock vest ratably, for Mr. Anderson on August 3, 2009, August 2, 2010 and August 1, 2011 and for Mr. Highsmith on November 2, 2009, November 1, 2010 and November 7, 2011. In 2009, Mr. Anderson received 7,149 stock options and 1,193 restricted shares on August 3, 2009 and Mr. Highsmith received 9,830 stock options and 1,363 restricted shares on November 2, 2009. These options and restricted stock will vest ratably, for Mr. Anderson on August 2, 2010, August 1, 2011 and August 6, 2012 and for Mr. Highsmith on November 1, 2010, November 7, 2011 and November 5, 2012.

Board of Directors Compensation Table

					Change in
					Pension Value
	Fees				and
	Earned			Non-Equity	Nonqualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other	Total
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	($)
Name	($) (1)	($)(2)	($)(3)	($)	Earnings	($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Douglas K. Anderson	64,000	15,008	17,229	0	0	0	96,237
Roxanne J. Coady	66,000	0	0	0	0	0	66,000
Sheila B. Flanagan	57,000	0	0	0	0	0	57,000
Carlton L. Highsmith	60,000	15,007	18,480	0	0	0	93,487
Robert J. Lyons	59,500	0	0	0	0	0	59,500
Eric A. Marziali	61,000	0	0	0	0	0	61,000
Julia M. McNamara	68,000	0	0	0	0	0	68,000
Gerald B. Rosenberg	52,500	0	0	0	0	0	52,500
Joseph H. Rossi	68,500	0	0	0	0	0	68,500
Nathaniel D. Woodson	69,500	0	0	0	0	0	69,500
Joseph A. Zaccagnino	58,000	0	0	0	0	0	58,000

(1)	Includes fees paid for service on the Board of Directors, Board Committees and subsidiary or affiliated boards.
(2)

The amounts represent the aggregate grant date fair value in 2009 of restricted stock awards as determined in accordance with FASB ASC Topic 718. Messrs. Anderson and Highsmith receive annual awards. Assumptions made in valuing these awards are disclosed in footnote 13, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2009, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders, and are incorporated herein by reference. All other Directors participated in the initial conversion grants in 2005 and have not received grants since 2005.

(3)

The amounts represent the aggregate grant date fair value in 2009 of stock option awards as determined in accordance with FASB ASC Topic 718. Messrs. Anderson and Highsmith receive annual awards. Assumptions made in valuing these awards are disclosed in footnote 13, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2009, as contained in NewAlliance’s Annual Report on Form

10-K sent to shareholders, and are incorporated herein by reference. All other Directors participated in the initial conversion grants in 2005 and have not received grants since 2005.
(4)

Compensation in the form of perquisites and other personal benefits provided by NewAlliance has been omitted for each director as the total amount of those perquisites and personal benefits to any one director constituted less than $10,000 for 2009.

The Board of Directors recommends that shareholders vote FOR the election of all of its director nominees.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal 2)

The Audit, Compliance and CRA Committee has appointed PricewaterhouseCoopers LLP to continue as the Company’s independent auditors for the year ending December 31, 2010, subject to ratification by NewAlliance shareholders. PricewaterhouseCoopers LLP was originally appointed as the auditors of New Haven Savings Bank in 2002. If this appointment is not ratified by shareholders, the Audit, Compliance and CRA Committee will reconsider the selection of PricewaterhouseCoopers LLP.

PricewaterhouseCoopers has advised NewAlliance that they are independent accountants with respect to NewAlliance, within the meaning of standards established by the Independence Standards Board and federal securities laws administered by the Securities and Exchange Commission.

Assuming the presence of a quorum at the annual meeting, the affirmative vote of the majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP. Unless otherwise indicated, properly executed proxies will be voted in favor of this proposal.

PricewaterhouseCoopers LLP examined the Company’s financial statements for the year ended December 31, 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT

Under the rules of the Securities and Exchange Commission, if any shareholder wants NewAlliance to include a proposal in the Company’s Proxy Statement and form of proxy for the Company’s 2010 Annual Meeting of Shareholders, the proposal must be received by the Company’s Secretary at NewAlliance’s principal executive offices located at 195 Church Street, New Haven, Connecticut 06510 by November 12, 2010. Nothing in this paragraph shall require NewAlliance to include in the Company’s Proxy Statement and form of proxy for the meeting any proposal that does not meet the requirements of the rules and regulations of the Securities and Exchange Commission in effect at the time.

Notice of any other proposal for consideration by shareholders at the Company’s 2011 Annual Meeting of Shareholders must be received by the Company’s Secretary not less than 90 days prior to the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice of a proposal must be received by the Company’s Secretary not later than the close of business on the

10th day following the day on which notice of the annual meeting date was mailed or public disclosure was made.

Under the Company’s Bylaws, notice of a proposal must include:

•	A description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	The name and address, as they appear on the Company’s books, of the shareholder proposing such business;

•	The class and number of shares of NewAlliance capital stock that are beneficially owned by such shareholder;

•

The identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation; and

•	Any material interest of such shareholder in such business.

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the annual meeting. If, however, any other matters not now known properly come before the meeting, the persons named in the accompanying proxy will vote the proxy in accordance with the determination of a majority of the Board of Directors.

ANNUAL REPORTS

Copies of NewAlliance’s 2009 Annual Report on Form 10-K accompany this proxy statement, which are not a part of the proxy solicitation materials. Upon written request, NewAlliance will provide any recipient of this proxy statement, free of charge, one copy of the Company’s complete Annual Report on Form 10-K for the Company’s 2009 fiscal year, including all exhibits. Requests should be directed to Judith E. Falango, First Vice President and Secretary, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango may be reached by e-mail at: investorrelations@newalliancebank.com.

By Order of the Board of Directors,

Peyton R. Patterson
Chairman, President and Chief Executive Officer
New Haven, Connecticut
March 11, 2010

0

REVOCABLE PROXY

NEWALLIANCE BANCSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS
APRIL 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned shareholder of NewAlliance Bancshares, Inc. ("NewAlliance") hereby appoints Robert J. Lyons, Jr.; Eric A. Marziali; Julia M. McNamara and Gerald B. Rosenberg, and each of them acting singly, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, April 20, 2010, at the Crowne Plaza Cromwell, 100 Berlin Road, Cromwell, Connecticut, and at any adjournments of the meeting, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted as directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed in proposal 1; FOR the ratification of NewAlliance's appointment of independent auditors in proposal 2; and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted, as follows: (i) deliver either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Judith E. Falango, First Vice President and Secretary; (ii) re-vote by telephone or on the internet; or (iii) attend the Annual Meeting and vote in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

(Continued and to be dated and signed on the reverse side)

14475

NewAlliance Bancshares

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you this authorization form for the purpose of conveying your voting instructions to Wachovia Bank, NA, (the "401(k) Plan Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. (the "Company") on April 20, 2010. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the Company's Annual Report on Form 10-K.

As an investor in the Company Stock Fund under the 401(k) Plan, you are entitled to vote all shares of Company common stock credited to your account in the 401(k) Plan as of March 8, 2010. Please complete and sign this voting instruction card and return it in the enclosed postage-paid envelope, or vote via the toll-free number or at the internet address on the other side of this card.

The 401(k) Plan Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by the cut-off date, April 13, 2010. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or NewAlliance Bank.

If you do not direct the 401(k) Plan Trustee as to how to vote your shares, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.

Sincerely,

Peyton R. Patterson

Peyton R. Patterson
Chairman, President and Chief Executive Officer

0

NEWALLIANCE BANCSHARES, INC.
401(k)

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

I understand that Wachovia Bank, NA (the "401(k) Plan Trustee") is the holder of records and custodian of all shares of NewAlliance Bancshares, Inc. (the "Company") common stock credited to my account under the 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2010.

Accordingly, the 401(k) Plan Trustee is to vote my shares of Common Stock as follows:

(Continued and to be dated and signed on the reverse side.)

14475

NewAlliance Bancshares

Dear ESOP Participant:

On behalf of the Board of Directors of NewAlliance Bancshares, Inc. (the "Company"), I am forwarding you this vote authorization form provided to convey your voting instructions to First Bankers Trust Services (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of the Company to be held on April 20, 2010. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company's Annual Report on Form 10-K.

As a participant in the NewAlliance Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 8, 2010. Please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope, or vote via the toll-free number or at the internet address on the other side of this card. All allocated shares of Company common stock will be voted as directed by participants, as long as participants' instructions are received by the ESOP Trustee by the cut-off date, April 13, 2010. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or NewAlliance Bank.

If you do not direct the ESOP Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Sincerely,

Peyton R. Patterson

Peyton R. Patterson
Chairman, President and Chief Executive Officer

0

NEWALLIANCE BANCSHARES, INC.
ESOP

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

I understand that First Bankers Trust Services (the "ESOP Trustee") is the holder of records and custodian of all shares allocated to me of NewAlliance Bancshares, Inc. (the "Company") common stock under the NewAlliance Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2010.

Accordingly, the ESOP Trustee is to vote my shares of Company common stock as follows:

(Continued and to be dated and signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K are available at www.newalliancebank.com/investor/secdocs

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430000000000001000 7 042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

If you plan to attend the Annual Meeting, please check the box at right. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010

401(k)
VOTE AUTHORIZATION FORM

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K
are available at www.newalliancebank.com/investor/secdocs

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430000000000000000 8 042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

The 401(k) Plan Trustee is hereby authorized to vote any shares of the Company common stock credited to me in its trust capacity as indicated above.

If no direction is given to the 401(k) Plan Trustee, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010

ESOP
VOTE AUTHORIZATION FORM

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K are available at www.newalliancebank.com/investor/secdocs

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430000000000000000 8 042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Carlton L. Highsmith
- ○ Joseph H. Rossi
- ○ Nathaniel D. Woodson
- ○ Joseph A. Zaccagnino

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

The ESOP Trustee is hereby authorized to vote any shares of Company common stock allocated to me in its trust capacity as indicated above.

If no direction is given to the ESOP Trustee, the ESOP Trustee will vote your shares held in the ESOP in the same proportion as votes received from other participants in the ESOP.

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K are available at www.newalliancebank.com/investor/secdocs

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430000000000001000 7 042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Carlton L. Highsmith
- ○ Joseph H. Rossi
- ○ Nathaniel D. Woodson
- ○ Joseph A. Zaccagnino

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

If you plan to attend the Annual Meeting, please check the box at right. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010

401(k)

VOTE AUTHORIZATION FORM

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the cut-off date of April 13, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K are available at www.newalliancebank.com/investor/secdocs

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430000000000000000 8   042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Carlton L. Highsmith
- ○ Joseph H. Rossi
- ○ Nathaniel D. Woodson
- ○ Joseph A. Zaccagnino

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

The 401(k) Plan Trustee is hereby authorized to vote any shares of the Company common stock credited to me in its trust capacity as indicated above.

If no direction is given to the 401(k) Plan Trustee, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 20, 2010
ESOP
VOTE AUTHORIZATION FORM

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the cut-off date of April 13, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report on Form 10-K are available at www.newalliancebank.com/investor/secdocs

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430000000000000000 8 042010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Carlton L. Highsmith
- ○ Joseph H. Rossi
- ○ Nathaniel D. Woodson
- ○ Joseph A. Zaccagnino

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 2).	☐	☐	☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.

The ESOP Trustee is hereby authorized to vote any shares of Company common stock allocated to me in its trust capacity as indicated above.

If no direction is given to the ESOP Trustee, the ESOP Trustee will vote your shares held in the ESOP in the same proportion as votes received from other participants in the ESOP.

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.